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                                                                  Exhibit 10.20

                                                                 EXECUTION COPY

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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                   dated as of

                                February 2, 2000
                                 --------------

                              BIRCH TELECOM, INC.,

                           BIRCH TELECOM FINANCE, INC.
                                 --------------

                               the Several Lenders
                        from time to time Parties Hereto,
                                 --------------

                              LEHMAN BROTHERS INC.,
                   as Advisor, Lead Arranger and Book Manager
                                 --------------

                             BANKERS TRUST COMPANY,
                              as Syndication Agent
                                 --------------

                             BANK OF AMERICA, N.A.,
                             as Documentation Agent
                                 --------------

                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent

================================================================================

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                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
SECTION 1.  DEFINITIONS......................................................1
  1.1  Defined Terms.........................................................1
  1.2  Other Definitional Provisions........................................26

SECTION 2.  AMOUNT AND TERMS OF COMMITMENTS.................................26
  2.1   Term Loan Commitments...............................................26
  2.2   Procedure for Term Loan Borrowing...................................26
  2.3   Repayment of Term Loans.............................................27
  2.4   Revolving Credit Commitments........................................28
  2.5   Procedure for Revolving Credit Borrowing............................29
  2.6   Swing Line Commitment...............................................29
  2.7   Procedure for Swing Line Borrowing; Refunding of Swing Line Loans...30
  2.8   Repayment of Loans; Evidence of Debt................................31
  2.9   Commitment Fees, etc................................................32
  2.10  Termination or Reduction of Commitments.............................32
  2.11  Optional Prepayments................................................33
  2.12  Mandatory Prepayments and Commitment Reductions.....................33
  2.13  Conversion and Continuation Options.................................34
  2.14  Minimum Amounts and Maximum Number of Eurodollar Tranches...........34
  2.15  Interest Rates and Payment Dates....................................35
  2.16  Computation of Interest and Fees....................................35
  2.17  Inability to Determine Interest Rate................................35
  2.18  Pro Rata Treatment and Payments.....................................36
  2.19  Requirements of Law.................................................38
  2.20  Taxes...............................................................39
  2.21  Indemnity...........................................................40
  2.22  Illegality..........................................................41
  2.23  Change of Lending Office............................................41
  2.24  Replacement of Lenders under Certain Circumstances..................41

SECTION 3.  REPRESENTATIONS AND WARRANTIES..................................42
  3.1  Financial Condition..................................................42
  3.2  No Change............................................................43
  3.3  Corporate Existence; Compliance with Law.............................43
  3.4  Corporate Power; Authorization; Enforceable Obligations..............43
  3.5  No Legal Bar.........................................................43
  3.6  No Material Litigation...............................................44
  3.7  No Default...........................................................44
  3.8  Ownership of Property; Liens.........................................44
  3.9  Intellectual Property................................................44
  3.10 Taxes................................................................44


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                                       ii

  3.11  Federal Regulations.................................................44
  3.12  ERISA...............................................................44
  3.13  Investment Company Act; Public Utility Holding Company Act; Other
        Regulations.........................................................45
  3.14  Capitalization; Subsidiaries; Certain Investments...................45
  3.15  Purpose of Loans....................................................45
  3.16  Environmental Matters...............................................46
  3.17  Accuracy of Information, etc........................................47
  3.18  Security Documents..................................................47
  3.19  Solvency............................................................48
  3.20  Real Property.......................................................48
  3.21  Year 2000 Matters...................................................48
  3.22  Restricted Subsidiary...............................................48
  3.23  Network.............................................................48

SECTION 4.  CONDITIONS PRECEDENT............................................48
  4.1   Effectiveness.......................................................48
  4.2   Conditions to Each Extension of Credit..............................51
  4.3   Conditions to Each Term Loan........................................51

SECTION 5.  AFFIRMATIVE COVENANTS...........................................51
  5.1   Financial Statements................................................51
  5.2   Certificates; Other Information.....................................52
  5.3   Payment of Obligations..............................................53
  5.4   Conduct of Business and Maintenance of Existence, etc...............54
  5.5   Maintenance of Property; Insurance..................................54
  5.6   Inspection of Property; Books and Records; Discussions..............54
  5.7   Notices.............................................................55
  5.8   Environmental Laws..................................................55
  5.9   Additional Collateral, etc..........................................56
  5.10  Further Assurances..................................................57

SECTION 6.  NEGATIVE COVENANTS..............................................57
  6.1   Financial Condition Covenants.......................................57
  6.2   Limitation on Indebtedness..........................................61
  6.3   Limitation on Liens.................................................62
  6.4   Limitation on Fundamental Changes...................................64
  6.5   Limitation on Disposition of Property...............................64
  6.6   Limitation on Restricted Payments...................................65
  6.7   Limitation on Investments...........................................66
  6.8   Limitation on Optional Payments and Modifications of Instruments
            and Agreements, etc.............................................67
  6.9   Limitation on Transactions with Affiliates..........................67
  6.10  Limitation on Sales and Leasebacks..................................68
  6.11  Limitation on Changes in Fiscal Periods.............................68
  6.12  Limitation on Negative Pledge Clauses...............................68


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                                      iii


  6.13  Limitation on Restrictions on Subsidiary Distributions..............68
  6.14  Limitation on Lines of Business.....................................69
  6.15  Limitation on Capital Expenditures..................................69
  6.16  Hedge Agreements; Equity Forward Agreements.........................69
  6.17  Limitation on Activities of the Company.............................69

SECTION 7.  EVENTS OF DEFAULT...............................................70

SECTION 8.  THE AGENTS......................................................73
  8.1  Appointment..........................................................73
  8.2  Delegation of Duties.................................................73
  8.3  Exculpatory Provisions...............................................73
  8.4  Reliance by Agents...................................................73
  8.5  Notice of Default....................................................74
  8.6  Non-Reliance on Agents and Other Lenders.............................74
  8.7  Indemnification......................................................75
  8.8  Agent in Its Individual Capacity.....................................75
  8.9  Successor Agents.....................................................75
  8.10  Authorization to Release Liens......................................76
  8.11  The Arranger, Documentation Agent and Syndication Agent.............76

SECTION 9.  MISCELLANEOUS...................................................76
  9.1  Amendments and Waivers...............................................76
  9.2  Notices..............................................................77
  9.3  No Waiver; Cumulative Remedies.......................................78
  9.4  Survival of Representations and Warranties...........................78
  9.5  Payment of Expenses..................................................78
  9.6  Successors and Assigns; Participations and Assignments...............79
  9.7  Adjustments; Set-off.................................................82
  9.8  Counterparts.........................................................82
  9.9  Severability.........................................................82
  9.10  Integration.........................................................83
  9.11  Governing Law.......................................................83
  9.12  Submission to Jurisdiction; Waivers.................................83
  9.13  Acknowledgments.....................................................83
  9.14  Confidentiality.....................................................84
  9.15  Accounting Changes..................................................84
  9.16  Delivery of Lender Addenda..........................................85
  9.17  Waivers of Jury Trial...............................................85

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                                       iv

SCHEDULES:

I              Pricing Grid
1.1            Permitted Investors
3.1(a)         Contingent Liabilities, etc.
3.4            Consents, Authorizations, Filings and Notices
3.14           Capitalization, Subsidiaries and Investments
3.18           UCC Filing Jurisdictions
3.20           Real Property
3.23           Network
6.2(d)         Existing Indebtedness
6.3(f)         Existing Liens

EXHIBITS:

A              Form of Guarantee and Collateral Agreement
B              Form of Compliance Certificate
C              Form of Closing Certificate
D              Form of Assignment and Acceptance
E-1            Form of Legal Opinion of Simpson Thacher & Bartlett,
                 special counsel to the Credit Parties E-2 Form of Legal Opinion of the General Counsel of the Company E-3 Form of Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP, special counsel to LCPI
F-1            Form of Term Note
F-2            Form of Revolving Credit Note
F-3            Form of Swing Line Note
G              Form of Non-U.S. Lender Certificate
H              Form of Lender Addendum
I              Form of Notice of Borrowing

            AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 2,
2000 among BIRCH TELECOM, INC., a Delaware corporation (the "Company"), BIRCH TELECOM FINANCE, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders") and LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as administrative agent (in such capacity, the "Administrative Agent").

            The Company, the Borrower, the lenders named therein (including certain of the Lenders hereunder), Lehman Brothers Inc., as advisor, lead arranger and book manager, Lehman Commercial Paper Inc., as syndication agent, and the Administrative Agent are party to a Credit Agreement dated as of December 20, 1999 (as in effect on the date hereof immediately before giving effect to the amendment and restatement contemplated hereby, the "Existing Credit Agreement"). The Borrower has requested that the Lenders party hereto amend the Existing Credit Agreement to provide for (i) the extension of credit to it in an aggregate amount not exceeding $125,000,000 and (ii) the addition of certain lenders thereunder.

            In that connection, the parties wish to amend and restate the Existing Credit Agreement and, accordingly, the parties hereto agree that the Existing Credit Agreement shall be amended and restated as of the date hereof (but subject to Section 4.1) in its entirety as follows:

                             SECTION 1. DEFINITIONS

            1.1 Defined Terms. As used in this Agreement, the terms listed in this Section shall have the respective meanings set forth in this Section.

            "Adjustment Date": the fifth day following the date on which the financial statements for the most recently completed fiscal period furnished pursuant to Section 5.1(a) or (b), as the case may be, and the compliance certificate with respect to such financial statements furnished pursuant to
Section 5.2(b) are delivered to the Administrative Agent.

            "Administrative Agent": as defined in the preamble hereto.

            "Affiliate": as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

            "Agents": the collective reference to the Administrative Agent, the Documentation Agent and the Syndication Agent.

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            "Aggregate Exposure": with respect to any Lender at any time, an amount equal to the sum of (i) the amount of such Lender's Term Loan Commitment then in effect or, if the Term Loan Commitments have been terminated, the aggregate then unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.

            "Aggregate Exposure Percentage": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

            "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

            "Annualized Consolidated EBITDA": (a) during Stage 1, Consolidated EBITDA for the most recently completed fiscal quarter times four and (b) during Stage 2, Consolidated EBITDA for the most recently completed two fiscal quarters times two.

            "Applicable Margin": for each Type of Loan, the rate per annum set forth on the Pricing Grid under the relevant column heading opposite the level of the Total Leverage Ratio most recently determined; provided that
      (a) the Applicable Margin for each Type of Loan commencing on the Closing Date shall be that set forth on the Pricing Grid under the relevant column opposite a Total Leverage Ratio captioned "> 8.0 to 1" until the first Adjustment Date, (b) the Applicable Margin for each Type of Loan determined for any Adjustment Date (including the first Adjustment Date) shall remain in effect until a subsequent Adjustment Date for which the Total Leverage Ratio falls within a different level and (c) if the financial statements and related compliance certificate for any fiscal period are not delivered by the date due pursuant to Section 5.1 and 5.2, the Applicable Margin for each Type of Loan shall be (i) for the first 35 days subsequent to such due date, the Applicable Margin for such Type of Loan in effect prior to such due date and (ii) thereafter, that set forth on the Pricing Grid under the relevant column opposite a Total Leverage Ratio captioned "> 8.0 to 1", in either case, until the date of delivery of such financial statements and compliance certificate.

            "Arranger": Lehman Brothers Inc.

            "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c) or (d) of Section 6.5) which yields gross proceeds to the Company or any of its Subsidiaries in excess of $1,000,000.

            "Assignee": as defined in Section 9.6(c).

            "Assignor": as defined in Section 9.6(c).

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            "Available Amount": on any date (each, a "Reference Date"), an amount equal to (a) the sum of (i) an amount equal to (x) the cumulative amount of Excess Cash Flow for all complete fiscal years ended after the Original Closing Date and prior to such Reference Date minus (y) the portion of such Excess Cash Flow that has been on or prior to (or will be on) such Reference Date applied to the prepayment of Loans in accordance with Section 2.12, (ii) the amount of any capital contributions made in cash to the Company (and contributed by the Company as cash equity to the Borrower and/or any Subsidiary Guarantors) from and including the Business Day immediately following the Original Closing Date through and including such Reference Date, (iii) an amount equal to the Net Cash Proceeds received by the Company on or prior to such Reference Date from any issuance of its Capital Stock (and contributed by the Company as cash equity to the Borrower and/or any Subsidiary Guarantors) and (iv) the aggregate amount of all cash dividends, cash distributions or other returns of capital (including proceeds of any Disposition) to the extent received in respect of any Investment made pursuant to Section 6.7(j) received by the Company or any Subsidiary on or prior to such Reference Date (other than the portion of any such dividends and other distributions used by the Company or any Subsidiary to pay taxes) minus (b) sum of (i) the aggregate amount of any Investments made by the Company or any Subsidiary pursuant to Section 6.7(j) on or prior to such Reference Date and (ii) the aggregate amount of Capital Expenditures made by the Company or any Subsidiary pursuant to Section 6.15 on or prior to such Reference Date, in each case to the extent made with the Available Amount.

            "Available Commitment": (a) as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (i) such Lender's Revolving Credit Commitment then in effect over (ii) such Lender's Revolving Extensions of Credit then outstanding, provided that in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Credit Commitment pursuant to Section 2.9(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero; and (b) as to any Term Lender at any time, an amount equal to the excess, if any, of (i) such Lender's Term Loan Commitment then in effect over (ii) the aggregate principal amount of such Lender's Term Loans then outstanding.

            "Base CD Rate": as defined in the definition of "Base Rate" in this Section.

            "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1.00% and (c) the Federal Funds Effective Rate in effect on such day plus 0.50%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Reference Lender as its prime or base rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Reference Lender in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve

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                                       4


      Percentage and (b) the C/D Assessment Rate; and "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Reference Lender from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

            "Base Rate Loans": Loans the rate of interest applicable to which is based upon the Base Rate.

            "Benefitted Lender":  as defined in Section 9.7.

            "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

            "Borrower": as defined in the preamble hereto.

            "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

            "Business Day": (a) for all purposes other than as covered by clause
      (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

            "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are capitalized in accordance with GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

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                                       5


            "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are classified and accounted for as capital leases on a balance sheet of such Person in accordance with GAAP, and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

            "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

            "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000;
      (c) commercial paper of a domestic issuer rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 90 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses
      (a) through (f) of this definition.

            "C/D Assessment Rate": for any day as applied to any Base Rate Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. ss. 327.4 (or any

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                                       6


      successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

            "C/D Reserve Percentage": for any day as applied to any Base Rate Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board as in effect from time to time) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

            "Change in Control": the occurrence of any of the following events:
      (a) Permitted Investors shall at any time not own, in the aggregate, directly or indirectly, beneficially and of record, at least 35% of the outstanding voting interests in the Capital Stock of the Company (other than as a result of one or more widely distributed offerings of common stock of the Company, in each case whether by the Company or by Permitted Investors); (b) any person, entity or "group" (within the meaning of
      Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) shall at any time have acquired direct or indirect beneficial ownership of a percentage of the outstanding voting interests in the Capital Stock of the Company that exceeds the percentage of such voting interests then beneficially owned, in the aggregate, by Permitted Investors; (c) Permitted Investors shall at any time not have the right or the ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company; (d) the board of directors of the Company shall cease to consist of a majority of Continuing Directors; or (e) the Company shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement).

            "Class": when used in reference to any Loans, refers to whether such Loan is a Term Loan, a Revolving Credit Loan or a Swing Line Loan and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment or a Revolving Credit Commitment.

            "Closing Date": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, and the initial Loans hereunder shall be made.

            "Code": the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral": all Property of the Credit Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

            "Collocation Sites": the central office premises of a local exchange carrier on which a Subsidiary of the Borrower has located telecommunications transmission equipment.

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                                       7


            "Commitment": as to any Lender, the sum of the Term Loan Commitment and the Revolving Credit Commitment of such Lender.

            "Commitment Fee Rate": (a) a rate of 1.25% per annum if the Facility Usage shall be equal to or less than 33-1/3%, (b) a rate of 1.00% per annum if the Facility Usage shall be greater than 33-1/3% but equal to or less than 66-2/3% and (c) a rate of 0.75% per annum if the Facility Usage shall be greater than 66-2/3%.

            "Commitment Reduction Dates": the last Business Day of March, June, September and December of each year, commencing with such day falling on or nearest to March 31, 2003.

            "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

            "Company": as defined in the preamble hereto.

            "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

            "Confidential Information Memorandum": the Confidential Information Memorandum dated December 1999 and furnished to the initial Lenders.

            "Consolidated Current Assets": at any date, all amounts (other than cash and Cash Equivalents) which would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date.

            "Consolidated Current Liabilities": at any date, all amounts which would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Company and its Subsidiaries and
      (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans to the extent otherwise included therein.

            "Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including,

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                                       8


      but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges or reserves, (g) transaction expenses directly related to the Preferred Stock Purchase Agreement and this Agreement and (h) transaction expenses directly related to acquisitions permitted under Section 6.7(j), and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis.

            Notwithstanding the foregoing, for purposes of calculating Consolidated EBITDA of the Company and its Subsidiaries for any period, the Consolidated EBITDA of any Person or assets constituting a business unit acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries or such acquired assets as at the end of the period preceding the acquisition of such Person or such assets and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (B) are acceptable to the Administrative Agent.

            "Consolidated Interest Expense": for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period (whether paid or past due) with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP) net of cash interest income for such period.

            Notwithstanding the foregoing, for purposes of calculating Consolidated Interest Expense of the Company and its Subsidiaries for any period, the Consolidated Interest Expense of any Person or assets constituting a business unit acquired by the Company or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period), but only if Consolidated EBITDA of such Person or assets is included for purposes of calculating

      Consolidated EBITDA for such period pursuant to the last paragraph of the definition of "Consolidated EBITDA".

            "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Credit Document) or Requirement of Law applicable to such Subsidiary.

            "Consolidated Total Assets": at any date, all assets of the Company and its Subsidiaries as determined according to the consolidated balance sheet most recently delivered pursuant to Section 5.1 or, if no such balance sheet has yet been delivered pursuant to Section 5.1, the most recent consolidated balance sheet referred to in Section 3.1(a).

            "Consolidated Total Debt": at any date, the aggregate principal amount of all Funded Debt of the Company and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP minus, other than for purposes of calculating Total Capitalization, the aggregate amount of Cash Equivalents pledged (i) under the Existing Senior Notes or
      (ii) as security for mandatory cash payments of interest in respect of Indebtedness permitted by Section 6.2(h) (but, in the case of clause (ii), only so long as such pledge of Cash Equivalents is permitted by Section 6.3(k)), in each case on such date.

            "Consolidated Working Capital": at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

            "Continuing Directors": the directors of the Company on the Original Closing Date and each other director, if, in each case, (i) such other director's nomination for election to the board of directors of the Company is recommended by at least a majority of the then Continuing Directors or (ii) such other director receives the vote of the Permitted Investors in his or her election by the shareholders of the Company.

            "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

            "Control Investment Affiliate": as to any Person, any other Person which (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

            "Credit Documents": collectively, this Agreement, the Security Documents and the Notes.

            "Credit Parties": collectively, the Company, the Borrower and each other Subsidiary which is a party to a Credit Document.

            "Default": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Disposition": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; the terms "Dispose" and "Disposed of" shall have correlative meanings.

            "Documentation Agent":  Bank of America, N.A.

            "Dollars" and "$": dollars in lawful currency of the United States of America.

            "ECF Percentage": with respect to any fiscal year, 75%; provided that the ECF Percentage with respect to any fiscal year shall be 50% if the Total Leverage Ratio as of the last day of such fiscal year is not greater than 5.5 to 1.0.

            "Environmental Laws": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

            "Environmental Permits": any and all permits, licenses, approvals, registrations, notifications, exemptions and/or other authorization required under any applicable Environmental Law.

            "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

            "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Reference Lender is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

            "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

            "Eurodollar Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

            "Event of Default": any of the events specified in Section 7; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

            "Excess Cash Flow": for any fiscal year of the Company, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) an amount equal to the aggregate net non-cash loss on the Disposition of Property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income and (iv) the net increase during such fiscal year (if any) in deferred tax accounts of the Company over (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income,
      (ii) the aggregate amount actually paid by the Company and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding (x) the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount except to the extent such proceeds are included in Consolidated Net Income and (y) any such expenditures to the extent made with the Available Amount), (iii) the aggregate amount of all prepayments of Revolving Credit Loans and Swing Line Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Credit Commitments and all optional prepayments of the Term Loans during such fiscal year, (iv) the aggregate amount of all principal payments of Funded Debt (including, without limitation, the Term Loans) of the Company and its Subsidiaries made during such fiscal year (other than (A) in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder or (B) any such principal payment prohibited hereby), (v) increases in Consolidated Working Capital for such fiscal year, (vi) an amount equal to the aggregate net non-cash gain on the Disposition of Property by the Company and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income, (vii) the net decrease during such fiscal year (if any) in deferred tax accounts of the Company and (viii) the amount of Investments made during such period pursuant to Section 6.7 to the extent that such Investments were financed with internally generated cash flow of the Company and its Subsidiaries.

            "Excess Cash Flow Application Date":  as defined in Section 2.12(b).

            "Existing Senior Notes": the 14% Senior Notes Due 2008 of the Company issued pursuant to the Existing Senior Notes Indenture in an aggregate principal amount of $115,000,000 outstanding on the date hereof.

            "Existing Senior Notes Documents": the collective reference to the Existing Senior Notes Indenture and the Existing Senior Notes.

            "Existing Senior Notes Indenture": the Indenture dated as of June 23, 1998 among the Company and Norwest Bank Minnesota, National Association, as Trustee, as amended, supplemented or otherwise modified from time to time in accordance with Section 6.8.

            "FCC": the U.S. Federal Communications Commission.

            "Facility": each of (a) the Term Loan Commitments and the Term Loans made thereunder (the "Term Loan Facility") and (b) the Revolving Credit Commitments and the extensions of credit made thereunder (the "Revolving Credit Facility").

            "Facility Usage": a fraction, calculated as of the last day of each fiscal quarter, the numerator of which is equal to the average daily aggregate principal amount of the

      Revolving Extensions of Credit and the Term Loans (or, after the Term Loan Commitment Termination Date, the Revolving Extensions of Credit) during such fiscal quarter, and the denominator of which is equal to the average daily aggregate Commitments (or, after the Term Loan Commitment Termination Date, the Revolving Credit Commitments) for all Lenders during such fiscal quarter.

            "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

            "Funded Debt": as to any Person, all Indebtedness of such Person of the type described in clauses (a), (c), (e) and (to the extent that such Indebtedness would be included in determining total liabilities as shown on the liability side of a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP) (b) and (d) of the definition of "Indebtedness" that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including, without limitation, all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

            "Funding Office": the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.

            "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 3.1(b).

            "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including, without limitation, the FCC).

            "Guarantee and Collateral Agreement": the Amended and Restated Guarantee and Collateral Agreement to be executed and delivered by the Company, the Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

            "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

            "Guarantors": the collective reference to the Company and the Subsidiary Guarantors.

            "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements entered into by the Company or the Borrower providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

            "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person (other than obligations of such Person to purchase Capital Stock from present or former officers or employees of such Person upon the death, disability or termination of employment of such officer or employee) prior to the date that is 91 days after the final scheduled maturity date of the Loans, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (h) above and (i) all obligations of the kind referred to in clauses (a) through (i) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; provided that Indebtedness shall not include trade payables or accrued expenses incurred in the ordinary course of such Person's business.

            "Indemnified Liabilities": as defined in Section 9.5.

            "Indemnitee": as defined in Section 9.5.

            "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

            "Insolvent": pertaining to a condition of Insolvency.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Interest Coverage Ratio": the ratio as of the last day of any fiscal quarter of (a) Annualized Consolidated EBITDA to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters then ended.

            "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line
      Loan), the date of any repayment or prepayment made in respect thereof.

            "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months (or nine or twelve months, if approved by all Lenders) thereafter, as selected by the Borrower in its Notice of Borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months (or nine or twelve months, if approved by all Lenders) thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that would otherwise extend beyond the Scheduled Revolving Credit Termination Date or beyond the date final payment is due on the Term Loans shall end on the Revolving Credit Termination Date or such due date, as applicable; and

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

            "Investments": as defined in Section 6.7.

            "LCPI": as defined in the preamble hereto.

            "Lender Addendum": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit H, to be executed and delivered by such Lender on the Closing Date as provided in Section 9.16.

            "Lenders": as defined in the preamble hereto.

            "Lien": any mortgage, pledge, hypothecation, assignment in the nature of a security interest, deposit arrangement, lien (statutory or other), charge or other security interest or any similar encumbrance or other security agreement or similar arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

            "Line": a line (whether switched, resale, UNE-P or any other type) in service made available by the Borrower or any of its Subsidiaries to a bona fide customer for telecommunications services which have been provisioned and have been provided by the Borrower and its Subsidiaries.

            "Loan": any loan made by any Lender pursuant to this Agreement.

            "Majority Facility Lenders": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Total Revolving Extensions of Credit or the Term Loans, as the case may be, outstanding under such Facility (or (i) in the case of the Revolving Credit Facility, prior to any termination of the Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments or (ii) in the case of the Term Loan Facility, prior to any termination of the Term Loan Commitments, the holders of more than 50% of the Term Loan Commitments).

            "Material Adverse Effect": a material adverse effect on (a) the business, properties, assets or financial condition of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement and the other Credit Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder, in each case taken as a whole.

            "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

            "Mortgaged Properties": any real property acquired after the Original Closing Date that is required to be subject to a Mortgage pursuant to Section 5.9(b), and ancillary rights relating thereto, as to which the Administrative Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgages.

            "Mortgages": each of the mortgages and deeds of trust made by any Credit Party in favor of, or for the benefit of, the Administrative Agent (and/or one or more trustees or other Persons designated therein) for the benefit of the Lenders, in form and substance satisfactory to the Administrative Agent, executed and delivered by the Borrower or one of its Subsidiaries pursuant to Section 5.9(b), as the same may be amended, supplemented or otherwise modified from time to time.

            "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

            "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness as a result of such event, including Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

            "Non-Excluded Taxes": as defined in Section 2.20(a).

            "Non-U.S. Lender": as defined in Section 2.20(d).

            "Notes": the collective reference to any promissory note evidencing Loans.

            "Notice of Borrowing": a request by the Borrower that the relevant Lenders make Loans hereunder, substantially in the form of Exhibit I.

            "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower and the other Credit Parties to the Administrative Agent or to any Lender (or, in the case of Hedge Agreements, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Credit Document, any Hedge Agreement entered into with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto or thereto) or otherwise.

            "Original Closing Date":  December 20, 1999.

            "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.

            "Participant": as defined in Section 9.6(b).

            "Payment Office": the office specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders.

            "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

            "Permitted Equipment Financing": one or more purchase money, vendor or similar equipment financing facilities (including leases) (i) in an aggregate principal amount not in excess of $25,000,000 outstanding at any time, (ii) pursuant to which the Company or any of its Subsidiaries may be advanced funds principally for, and substantially concurrent with, the purchase or lease of network equipment or services, or such type of financing existing in respect of such Property at the time of the acquisition thereof, (iii) which may be secured only by the assets being financed thereby and (iv) the terms of which are reasonably satisfactory to the Administrative Agent (and not objected to by the Required Lenders within five Business Days after the Borrower notifies the Lenders of the terms thereof in reasonable detail).

            "Permitted Investors": the collective reference to (i) Kohlberg Kravis Roberts & Co. L.P. and its Control Investment Affiliates and (ii) each Person listed in Schedule 1.1.

            "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
      Section 3(5) of ERISA.

            "Pledged Stock": all Capital Stock or other equity interests, now owned or hereafter acquired, upon which a Lien is purported to be created by a Security Document.

            "Preferred Stock Purchase Agreement": the Series F Preferred Stock Purchase Agreement dated as of July 13, 1999 by and among the Company and BTI Ventures L.L.C.

            "Pricing Grid": the pricing grid attached hereto as Schedule I.

            "Prime Rate": as defined in the definition of "Base Rate" in this Section.

            "Principal Payment Dates": the last Business Day of March, June, September and December of each year, commencing with such day falling on or nearest to March 31, 2003.

            "Pro Forma Consolidated Debt Service": at any date, the sum, without duplication, of (a) Consolidated Interest Expense and (b) all scheduled amortization (including any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking, fund or similar payment) in respect of Indebtedness; in each case payable by the Company and its Subsidiaries during the next four consecutive fiscal quarters.

            "Pro Forma Debt Service Coverage Ratio": the ratio as of the last day of any fiscal quarter of (a) Annualized Consolidated EBITDA to (b) Pro Forma Consolidated Debt Service for the next four consecutive fiscal quarters.

            "Projected Financial Statements": as defined in Section 3.1(b).

            "Projections": as defined in Section 5.2(c).

            "Property": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

            "Recovery Event": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

            "Reference Lender": Bankers Trust Company (or such other commercial bank designated as such by the Administrative Agent with the consent of the Borrower, such consent not to be unreasonably withheld).

            "Refunded Swing Line Loans": as defined in Section 2.7.

            "Refunding Date": as defined in Section 2.7.

            "Register": as defined in Section 9.6(d).

            "Regulation U": Regulation U of the Board as in effect from time to time.

            "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith which are not applied to prepay the Term Loans or reduce the Revolving Credit Commitments or the Term Loan Commitments pursuant to Section 2.12(b) as a result of the delivery of a Reinvestment Notice.

            "Reinvestment Event": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

            "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and that the Company (indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire assets useful in the business of the Company and its Subsidiaries.

            "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the business of the Company and its Subsidiaries.

            "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the business of the Company and its Subsidiaries with all or any portion of the relevant Reinvestment Deferred Amount.

            "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
      Section 4241 of ERISA.

            "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of
      PBGC Reg. ss.4043.

            "Required Lenders": at any time, the holders of more than 50% of the sum of (i) the Term Loan Commitments then in effect or, if the Term Loan Commitments have been terminated, the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

            "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

            "Responsible Officer": the chief executive officer, president, senior vice president or chief financial officer of the Company and the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Company and the Borrower or senior officer fulfilling equivalent duties.

            "Restricted Payments": as defined in Section 6.6.

            "Revenues": for any period, the gross revenues of the Company and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP.

            "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans, in an aggregate principal amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule I to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments is $25,000,000.

            "Revolving Credit Commitment Period": the period from and including the Closing Date to the Revolving Credit Termination Date.

            "Revolving Credit Facility": as defined in the definition of "Facility" in this Section.

            "Revolving Credit Lender": each Lender which has a Revolving Credit Commitment or which is the holder of Revolving Credit Loans.

            "Revolving Credit Loans": as defined in Section 2.4.

            "Revolving Credit Note": any Note evidencing a Lender's Revolving Credit Commitment and Revolving Credit Loans made thereunder, substantially in the form of Exhibit F-2.

            "Revolving Credit Percentage": as to any Revolving Credit Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the Revolving Credit Loans then outstanding).

            "Revolving Credit Termination Date": the earlier of (a) the Scheduled Revolving Credit Termination Date and (b) the date on which the Term Loans shall be paid in full.

            "Revolving Extensions of Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding and (b) such Lender's Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

            "Scheduled Revolving Credit Termination Date": December 31, 2006.

            "SEC": the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

            "Security Documents": the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Credit Party under any Credit Document.

            "Senior Leverage Ratio": the ratio as of the last day of any fiscal quarter of (i) Senior Secured Debt on such day to (ii) Annualized Consolidated EBITDA.

            "Senior Secured Debt": an amount equal to the sum of aggregate principal amount of all outstanding Loans and the outstanding principal amount of all Permitted Equipment Financings and all Capital Lease Obligations of, in each case, the Company and its Subsidiaries.

            "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

            "Solvent": as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of the Company and its Subsidiaries, taken as a whole, will, as of such date, exceed the amount of all "liabilities, contingent or otherwise" of the Company and its Subsidiaries, taken as a whole, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of the Company and its Subsidiaries, taken as a whole, will, as of such date, be greater than the amount that will be required to pay the liability of the Company and its Subsidiaries, taken as a whole, on their respective debts as such debts become absolute and matured, (c) the Company and each of its Subsidiaries will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) the Company and each of its Subsidiaries will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

            "Stage 1": the period from the Original Closing Date to June 30,
      2001.

            "Stage 2": the period from and after June 30, 2001.

            "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

            "Subsidiary Guarantor": each Subsidiary of the Company other than the Borrower.

            "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $5,000,000.

            "Swing Line Lender": LCPI, in its capacity as the lender of Swing Line Loans.

            "Swing Line Loans": as defined in Section 2.6.

            "Swing Line Note": the Note evidencing the Swing Line Lender's Swing Line Commitment and each Swing Line Loan made thereunder, substantially in the form of Exhibit F-3.

            "Swing Line Participation Amount": as defined in Section 2.7.

            "Syndication Agent": Bankers Trust Company.

            "Term Loans": as defined in Section 2.1.

            "Term Loan Facility": as defined in the definition of "Facility" in this Section.

            "Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make one or more Term Loans to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule I to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $100,000,000.

            "Term Loan Commitment Period": the period from and including the Closing Date to the Term Loan Commitment Termination Date.

            "Term Loan Commitment Termination Date": December 20, 2000.

            "Term Loan Lender": each Lender which has a Term Loan Commitment or is the holder of a Term Loan.

            "Term Loan Maturity Date": December 31, 2006.

            "Term Loan Percentage": as to a Term Loan Lender at any time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Term Loan Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

            "Term Note": any Note evidencing a Lender's Term Loan Commitment and Term Loans of any Class, substantially in the form of Exhibit F-1.

            "Three-Month Secondary CD Rate": as defined in the definition of "Base Rate" in this Section.

            "Total Capitalization": the sum of (a) Consolidated Total Debt and
      (b) paid-in-equity capital of the Company (including preferred stock but excluding additional equity issued as pay-in-kind dividends on issued and outstanding equity securities) and excluding any accumulated deficits resulting from operations, determined on a consolidated basis in accordance with GAAP.

            "Total Leverage Ratio": the ratio as at the last day of any fiscal quarter of (a) Consolidated Total Debt on such day to (b) Annualized Consolidated EBITDA.

            "Total Revolving Credit Commitments": at any time, the aggregate amount of the Revolving Credit Commitments then in effect.

            "Total Revolving Extensions of Credit": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

            "Transferee": as defined in Section 9.14.

            "Type": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

            "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

            1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Credit Documents or any certificate or other document made or delivered pursuant hereto or thereto.

            (b) As used herein and in the other Credit Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Company and its Subsidiaries not defined in
Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. As used herein, "fiscal quarter" or "fiscal year" shall refer to the relevant fiscal quarter or fiscal year, respectively, of the Company.

            (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

            2.1 Term Loan Commitments. (a) Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make term loans ("Term Loans") to the Borrower during the Term Loan Commitment Period in an aggregate amount not exceeding the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

            (b) Any unused portion of the Term Loan Commitments shall automatically terminate at 5:00 p.m. (New York City time) on the Term Loan Commitment Termination Date.

            2.2 Procedure for Term Loan Borrowing. The Borrower may borrow under the Term Loan Commitments during the Term Loan Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent irrevocable notice (by delivering to the Administrative Agent a Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Term Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Each borrowing under the Term Loan Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Term Loan Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof; provided that, notwithstanding the foregoing, the Borrower may borrow Base Rate Loans under the Term Loan Commitments on the Closing Date so long as the Notice of Borrowing with respect thereto is delivered to the Administrative Agent prior to 12:00 Noon, New York time on such date. Upon receipt of such notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Term Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower, upon its instructions, by the Administrative Agent in like funds as received by the Administrative Agent.

            2.3 Repayment of Term Loans. The Term Loan(s) of each Term Loan Lender shall mature in 16 consecutive quarterly installments on the Principal Payment Dates specified below, each of which shall be in an amount equal to such Lender's Term Loan Percentage multiplied by the percentage set forth below opposite such day of the aggregate principal amount of the Term Loans outstanding on the Term Loan Commitment Termination Date:

 Principal Payment
 Date Falling on or
   Nearest to             Percentage
 -------------------      ----------
March 31, 2003              2.5%
June 30, 2003               2.5%
September 30, 2003          2.5%
December 31, 2003           2.5%

March 31, 2004              5.0%
June 30, 2004               5.0%
September 30, 2004          5.0%
December 31, 2004           5.0%

March 31, 2005              7.5%
June 30, 2005               7.5%
September 30, 2005          7.5%
December 31, 2005           7.5%

March 31, 2006             10.0%
June 30, 2006              10.0%
September 30, 2006         10.0%
December 31, 2006          10.0%

To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

            2.4 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13.

            (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

            (c) The Total Revolving Credit Commitments shall be automatically reduced on each Commitment Reduction Date specified below to the aggregate amount set forth opposite such date (unless the Revolving Credit Commitments shall theretofore have been reduced to or below such amount):

Commitment Reduction      Reduced
  Date Falling or        Commitment
     Nearest to            Amount
--------------------    ------------
March 31, 2003          $24,375,000
June 30, 2003           $23,750,000
September 30, 2003      $23,125,000
December 31, 2003       $22,500,000

March 31, 2004          $21,875,000
June 30, 2004           $21,250,000
September 30, 2004      $20,625,000
December 31, 2004       $20,000,000

March 31, 2005          $19,375,000
June 30, 2005           $18,750,000
September 30, 2005      $18,125,000
December 31, 2005       $17,500,000

March 31, 2006          $13,125,000

June 30, 2006           $8,750,000
September 30, 2006      $4,375,000
December 31, 2006       $0

; provided that if upon any date after giving effect to such reduction the Total Revolving Extensions of Credit shall exceed the amount of the Total Revolving Credit Commitments as so reduced, the Borrowers shall prepay Revolving Credit Loans and/or Swing Line Loans, if any, to the extent of such excess (such prepayment to be applied, first, to Base Rate Loans and, second, on Eurodollar Loans).

            2.5 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day; provided that the Borrower shall give the Administrative Agent irrevocable notice (by delivering to the Administrative Agent a Notice of Borrowing, which Notice of Borrowing must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or
(b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans), specifying (i) the amount and Type of Revolving Credit Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the length of the initial Interest Period therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $100,000 in excess thereof; provided that (i) the Swing Line Lender may request, on behalf of the Borrower, borrowings under the Revolving Credit Commitments which are Base Rate Loans in other amounts pursuant to Section 2.7 and (ii) the Borrower may borrow Base Rate Loans under the Revolving Credit Commitments on the Closing Date so long as the Notice of Borrowing with respect thereto is delivered to the Administrative Agent prior to 12:00 Noon, New York time, on such date. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower, upon its instructions, by the Administrative Agent in like funds as received by the Administrative Agent.

            2.6 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments from time to time during the Revolving Credit Commitment Period by making swing line loans ("Swing Line Loans") to the Borrower; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect) and

(ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

           (b) The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

            2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. (a) Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower, upon its instructions, on such Borrowing Date in immediately available funds.

            (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day's notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan, in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be immediately made available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.

            (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in
Section 7(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.7(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(b) (the "Refunding Date"),

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                                       31


purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the "Swing Line Participation Amount") equal to (i) such Revolving Credit Lender's Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.

            (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

            (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4, (iii) any adverse change in the condition (financial or otherwise) of the Borrower, (iv) any breach of this Agreement or any other Credit Document by the Borrower, any other Credit Party or any other Revolving Credit Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            2.8 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be,
(i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 7),
(ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 7) and (iii) the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.15.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 9.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

            (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

            (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit F-1, F-2 or F-3, respectively, with appropriate insertions as to date and principal amount.

            2.9 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee equal to the Commitment Fee Rate multiplied by the average daily amount of the respective Available Commitment of such Lender during the fiscal quarter then ended (or, if applicable, shorter period commencing with the date upon which such Lender's Commitment was in effect), payable quarterly in arrears on the last day of each March, June, September and December and on (in the case of the Revolving Credit Lenders) the Revolving Credit Termination Date or (in the case of the Term Lenders) the Term Loan Commitment Termination Date, commencing on the first of such dates to occur after the date hereof.

            (b) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

            2.10 Termination or Reduction of Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the relevant Commitments then in effect.

            2.11 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or Base Rate Loans; provided that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans which are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Revolving Credit Loans and Term Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

            2.12 Mandatory Prepayments and Commitment Reductions. (a) If on any date the Company or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Commitments as set forth in Section 2.12(c).

            (b) If, for any fiscal year ending on or after December 31, 2003, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply the ECF Percentage of such Excess Cash Flow toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.12(c). Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application Date") no later than five days after the earlier of (i) the latest date on which the financial statements of the Company referred to in Section 5.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

            (c) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to this Section shall be applied, first, to reduce permanently the unused portion (if any) of Term Loan Commitments, second, to the prepayment of the Term Loans and, finally, to reduce permanently the Revolving Credit Commitments. Any such reduction of the Revolving Credit Commitments shall be accompanied by prepayment of the Revolving Credit Loans and/or Swing Line Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Credit Commitments as so reduced. The application of any prepayment pursuant to this Section shall be made, first, to Base Rate Loans and, second, to Eurodollar Loans. Each prepayment of the Loans under this Section (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

            2.13 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election; provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor); provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversion. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

            (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans; provided that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations or
(ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

            2.14 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $100,000 in excess thereof and (b) no more than 15 Eurodollar Tranches shall be outstanding at any one time.

            2.15 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

            (b) Each Base Rate Loan shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin.

            (c) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% and (ii) if all or a portion of any interest payable on any Loan or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2%, in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

            (d) Interest shall be payable in arrears on each Interest Payment Date; provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

            2.16 Computation of Interest and Fees. (a) Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

            (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

            2.17 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

            (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the interbank eurodollar market arising after the date hereof, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

            (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that, by reason of circumstances arising after the date hereof affecting the interbank eurodollar market, the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

            2.18 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment (other than prepayments) in respect of principal or interest in respect of the Loans, each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

            (b) Each optional prepayment pursuant to Section 2.11 in respect of the Term Loans shall be applied to the installments of such Loans, in each case as the Borrower shall specify.

            (c) Each payment (including each prepayment) of the Loans outstanding under the Term Loan Facility shall be allocated among the Lenders holding such Loans pro rata based on the principal amount of such Loans held by such Lenders, and shall be applied to the installments of such Loans pro rata based on the remaining outstanding principal amount of such installments. Amounts prepaid on account of the Term Loans may not be reborrowed.

            (d) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders.

            (e) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the respective Lenders, at the Payment Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the respective Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

            (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

            (g) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

            2.19 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case occurring or made subsequent to the date hereof:

            (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and changes in the rate of tax on the overall net income of such Lender);

            (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder (including, without limitation, any Eurocurrency Reserve Requirement); or

            (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

            (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case occurring or made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; provided that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any increased costs or reductions incurred more than 120 days prior to the date that such Lender notifies the Borrower of the Requirement of Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; and provided, further, that, if the circumstances giving rise to such claim have a retroactive effect, then such 120 day period shall be extended to include the period of such retroactive effect.

            (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            2.20 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Credit Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to Section 2.20(a).

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the Administrative Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            (d) Each Lender (or Transferee) that is not U.S. person as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8 BEN or Form W-8 ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of Exhibit G and a Form W-8 BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Credit Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

            (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

            2.21 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest

Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

            2.22 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

            2.23 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a) or
2.22 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20(a) or 2.22.

            2.24 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender which (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20 or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.22 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.19 or 2.20,
(iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under
Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent,

(vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 9.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein),
(viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20, as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights which the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES

            To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, the Company and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender that:

            3.1 Financial Condition. (a) The audited consolidated balance sheets of the Company and its consolidated Subsidiaries as at December 31, 1998 and December 31, 1997 and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young LLP present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at each such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheets of the Company and its consolidated Subsidiaries as at September 30, 1999, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at each such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Company and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any material long-term leases or unusual forward or long-term commitments, including, without limitation, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, which are not reflected in the most recent financial statements referred to in this paragraph or set forth on
Schedule 3.1(a). During the period from December 31, 1998 to and including the date hereof there has been no Disposition by the Company or any of its Subsidiaries of any material part of its business or Property.

            (b) The consolidated balance sheet projections, the consolidated statements of income projections and the consolidated statements of cash flow projections of the Company and its consolidated Subsidiaries for the 1999 through 2007 fiscal years (the "Projected Financial Statements"), copies of which have heretofore been furnished to each Lender requesting the same, have been prepared giving effect (as if such events had occurred on September 30, 1999) to (i) the Loans to be made on the Original Closing Date and the use of proceeds thereof, (ii) the payment of fees and expenses in connection with the foregoing and (iii) the purchase of equity of the Company contemplated by Preferred Stock Purchase Agreement.

            3.2 No Change. Since December 31, 1998 there has been no development or event which has had or would have a Material Adverse Effect.

            3.3 Corporate Existence; Compliance with Law. The Company and its each of Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law (including, without limitation, the obtaining and maintaining all authorizations, licenses and permits from any Governmental Authority that are required or necessary for the conduct of the business of the Company and its Subsidiaries), except, in the case of clauses (c) and (d), to the extent that the failure to be so qualified or to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

            3.4 Corporate Power; Authorization; Enforceable Obligations. Each Credit Party has the corporate power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Credit Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Credit Documents, except (i) consents, authorizations, filings and notices described in
Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 3.18. Each Credit Document has been duly executed and delivered on behalf of each Credit Party party thereto. This Agreement constitutes, and each other Credit Document upon execution will constitute, a legal, valid and binding obligation of each Credit Party party thereto, enforceable against each such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            3.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Credit Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). As of the

Closing Date, no Requirement of Law or Contractual Obligation applicable to the Company or any of its Subsidiaries would reasonably be expected to have a Material Adverse Effect.

            3.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company or the Borrower, threatened by or against the Company or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Credit Documents or any of the transactions contemplated hereby or thereby or (b) that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            3.7 No Default. No Default or Event of Default has occurred and is continuing.

            3.8 Ownership of Property; Liens. Each of the Company and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 6.3, except for such defects in title which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

            3.9 Intellectual Property. Each of the Company and its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Company or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by the Company and its Subsidiaries does not infringe on the rights of any Person in any material respect.

            3.10 Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which any reserves necessary in accordance with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); no material tax Lien has been filed, and, to the knowledge of the Company and the Borrower, no material claim is being asserted, with respect to any such tax, fee or other charge.

            3.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board.

            3.12 ERISA. During the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, except as would not reasonably be expected to have a Material Adverse Effect, (i) none of
(x) a Reportable Event, (y) an

"accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) or (z) a termination of a Single-Employer Plan has occurred, (ii) each Plan has complied in all material respects with the applicable provisions of ERISA and the Code and (iii) no Lien in favor of the PBGC or a Plan has arisen. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount that would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which has resulted or would reasonably be expected to result in a material liability under ERISA, and neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA that would reasonably be expected to have a Material Adverse Effect if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

            3.13 Investment Company Act; Public Utility Holding Company Act; Other Regulations. No Credit Party is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

            3.14 Capitalization; Subsidiaries; Certain Investments. (a) As of the Closing Date, (i) Part A of Schedule 3.14 sets forth a complete and correct list of the authorized Capital Stock of the Company, together with the number of such shares that are duly and validly issued and outstanding, and each of which shares is fully paid and nonassessable and (ii) Part B of Schedule 3.14 contains a complete and correct list of each of record and beneficial owner of issued and outstanding Capital Stock of the Company, together with, for each such owner, the percentage of such Capital Stock owned by them.

            (b) Set forth on Part C of Schedule 3.14 is a complete and correct list of all of the direct and indirect Subsidiaries of the Company as of the Closing Date, together with, for each such Subsidiary, the jurisdiction of incorporation of each such Subsidiary and the percentage of each class of Capital Stock owned by any Credit Party.

            (c) Set forth on Part D of Schedule 3.14 is a complete and correct list of all Investments (other than Investments disclosed in Part C of Schedule
3.14 and other than Investments of the types referred to in Sections 6.7(a),
(b), (c), (d) and (f)) held by the Company or any of its Subsidiaries in any Person as of the Closing Date, together with, for each such Investment, the identity of the Person or Persons holding such Investment and the nature of such Investment.

            3.15 Purpose of Loans. The proceeds of the Term Loans shall be used to finance or reimburse the cost of development, design, installation and acquisition of telecommunications equipment, inventory and/or network assets and back office systems for the business of the Subsidiaries of the Company and for purposes reasonably related thereto. The proceeds of the Revolving Extensions of Credit shall be used to finance the general corporate purposes of the Subsidiaries of the Company.

            3.16 Environmental Matters. Other than exceptions to any of the following that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

            (a) The Company and its Subsidiaries: (i) are, and at all times have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and at all times have been, in compliance with all of their Environmental Permits; and (iv) reasonably believe that: each of their Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

            (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Company or any of its Subsidiaries, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which would reasonably be expected to (i) give rise to liability of the Company or any of its Subsidiaries under any applicable Environmental Law or otherwise result in costs to the Company or any of its Subsidiaries, or (ii) interfere with the Company's or any of its Subsidiaries' continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Company or any of its Subsidiaries.

            (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Company or any of its Subsidiaries is, or to the knowledge of the Company or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of the Company or any of its Subsidiaries, threatened.

            (d) Neither the Company nor any of its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

            (e) Neither the Company nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

            (f) Neither the Company nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law, relating to noncompliance with any Environmental Law or with respect to any Material of Environmental Concern.

            3.17 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Credit Document or any other document, certificate or written statement (including, without limitation, the Confidential Offering Memorandum) furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Credit Party for use in connection with the transactions contemplated by this Agreement or the other Credit Documents, contained, as of the date such statement, information, document or certificate was so furnished and when taken as a whole with other such statements and information theretofore so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above (including, without limitation, the Projected Financial Statements) are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Credit Party that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Credit Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Credit Documents.

            3.18 Security Documents. The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock covered by the Guarantee and Collateral Agreement, when any stock certificate representing such Pledged Stock is delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements in appropriate form are filed in the offices specified on Schedule 3.18 (which financing statements have been duly completed and executed and delivered to the Administrative Agent) and such other filings as are specified on applicable Schedules, if any, to the Guarantee and Collateral Agreement (all of which filings have been duly completed), the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 6.3).

            3.19 Solvency. On the Closing Date, assuming that Indebtedness in an amount equal to the aggregate amount of the Commitments is incurred hereunder on such date, the Company will be Solvent.

            3.20 Real Property. Set forth on Schedule 3.20 is complete and correct list, as of the Closing Date, of all of the real property interests held by the Company and its Subsidiaries, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee and the location of the respective property.

            3.21 Year 2000 Matters. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Company's or any of its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed in all material respects. The cost to the Company or its Subsidiaries of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) would not reasonably be expected to result in a Default or a Material Adverse Effect. The computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Company and its Subsidiaries to conduct their respective business, other than any insufficiency that would not reasonably be expected to have a Material Adverse Effect.

            3.22 Restricted Subsidiary. Each of the Borrower and each Subsidiary Guarantor is, and at all times shall remain, a "Restricted Subsidiary" under and as defined in the Existing Senior Notes Indenture.

            3.23 Network. Schedule 3.23 sets forth, as of the Closing Date, (i) the location of each switch owned by the Company or any of its Subsidiaries and the switch's make and model and (ii) the location of each Collocation Site. As of the Closing Date, the Company's and its Subsidiaries' switches are (i) fully installed, (ii) interconnected to the incumbent telephone company's local network and (iii) capable of commercial traffic. As of the Closing Date, each Collocation Site possesses all the necessary equipment to carry commercial traffic and is linked via leased or owned transmission cable to a switch owned by the Company or one of its Subsidiaries.

                         SECTION 4. CONDITIONS PRECEDENT

            4.1 Effectiveness. The effectiveness of this Agreement (and the amendment and restatement of the Existing Credit Agreement to be effected hereby) and of the obligations of the

Lenders to make extensions of credit hereunder is subject to the conditions precedent that each of the following conditions shall have been satisfied:

            (a) Credit Documents. The Administrative Agent shall have received
      (i) this Agreement, executed and delivered by a duly authorized officer of the Company and the Borrower, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of the Company, the Borrower and each Subsidiary Guarantor, and (iii) for the account of each requesting Lender, Notes conforming to the requirements hereof and executed and delivered by a duly authorized officer of the Borrower.

            (b) Pro Forma Financial Statements; Financial Statements; Projections. The Lenders shall have received (i) the Pro Forma Financial Statements, (ii) audited consolidated financial statements of the Company and its consolidated Subsidiaries for the 1997 and 1998 fiscal years,
      (iii) unaudited interim consolidated financial statements of the Company and its consolidated Subsidiaries as at September 30, 1999 and (iv) the Projected Financial Statements, and such financial statements or projections shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Company and its consolidated Subsidiaries.

            (c) Approvals. All authorizations and approvals referred to in
      Section 3.4, and all material governmental and third party approvals (including landlords' and other consents) necessary in connection with the continuing operations of the Company and its Subsidiaries, shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

            (d) Solvency. The Administrative Agent shall have received a reasonably satisfactory certificate of the chief financial officer of the Company as to the solvency of the Company and its Subsidiaries after giving effect to the transactions contemplated hereby.

            (e) Closing Certificate. The Administrative Agent shall have received a certificate of each Credit Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments (or such other evidence satisfactory to the Administrative Agent that none of the organizational documents of such Credit Party has been modified since the Original Closing Date).

            (f) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

            (i) the legal opinion of Simpson Thacher & Bartlett, special counsel to the Company and its Subsidiaries, substantially in the form of Exhibit E-1;

            (ii) the legal opinion of the General Counsel of the Company, substantially in the form of Exhibit E-2; and

            (iii) the legal opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, substantially in the form of Exhibit E-3.

      Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

            (g) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof.

            (h) Filings, Registrations and Recordings. Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.3), shall be in proper form for filing, registration or recordation.

            (i) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.5(b).

            (j) Existing Credit Agreement. All extensions of credit outstanding under the Existing Credit Agreement immediately prior to the Closing Date, together with any accrued and unpaid interest thereon and any accrued and unpaid fees under the Existing Credit Agreement, shall have been paid in full. No Default or Event of Default under and as defined in the Existing Credit Agreement shall have occurred and be continuing on the Closing Date.

            (k) Fees and Expenses The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder.

            (l) Other Documents, etc. The Administrative Agent shall have received such other certificates, legal opinions and documents as the Administrative Agent or any Lender may reasonably request.

            4.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

            (a) Representations and Warranties. Each of the representations and warranties made by any Credit Party in or pursuant to the Credit Documents shall be true and correct on and as of such date as if made on and as of such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

            (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

Each borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section have been satisfied.

            4.3 Conditions to Each Term Loan. The agreement of each Term Lender to make a Term Loan requested to be made by it on any date (including, without limitation, its initial Term Loan) are subject to the satisfaction of the conditions precedent that on or prior to the date of such Term Loan, the Company shall have received cash from the issuance of equity on or after August 3, 1999 and shall have contributed such amount as cash equity to the Borrower or any Subsidiary Guarantor in an aggregate amount at least equal to the aggregate principal amount of the Term Loans after giving effect to the making of such Term Loan, and the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer to that effect.

                        SECTION 5. AFFIRMATIVE COVENANTS

            The Company and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the Company and the Borrower shall and shall cause each of its Subsidiaries to:

            5.1 Financial Statements. Furnish to each Agent and each Lender:

            (a) as soon as available, but in any event within 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young LLP or other independent certified public accountants of nationally recognized standing; and

            (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year, the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with the periods reflected in the financial statements referred to in Section 4.1(b) (except as approved by such accountants or officer, as the case may be, and disclosed therein).

            5.2 Certificates; Other Information. Furnish to the Administrative Agent and each Lender, or, in the case of clause (g), to the relevant Lender:

            (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating, in performing their audit, nothing came to their attention that caused them to believe that the Company and the Borrower failed to comply with the provisions of Section 6.1, except as specified in such certificate;

            (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Credit Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Credit Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Company and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year, as the case may be (which Compliance Certificate shall, during Stage 1, contain a breakdown of the number of Lines by type of Line), and (y) to the extent not previously disclosed to the Administrative Agent, a listing of any county or state within the United States where any Credit Party keeps inventory or equipment and of any Intellectual Property acquired by any Credit Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing Date);

            (c) as soon as available, and in any event prior to 60 days after the commencement of each fiscal year, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet of the Company as of the end of such fiscal year, and the related consolidated statements of projected cash flow, projected changes in financial position and projected income), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections");

            (d) (i) concurrently with the delivery of any financial statements pursuant to Section 5.1(a), a narrative discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such fiscal year and (ii) concurrently with the delivery of any financial statements pursuant to Section 5.1(b), a narrative discussion and analysis of the financial condition and results of operations of the Company and its Subsidiaries for such fiscal quarter, and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter (it being understood that delivery to the Administrative Agent and each Lender of the Company's Report on Form 10-K or 10-Q, as applicable, filed with the SEC shall satisfy the requirements of this Section so long as the information required to be contained in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of such Report is substantially the same as that required under this Section);

            (e) within five days after the same are sent or filed, copies of all financial statements and reports which the Company or the Borrower sends to the holders of any class of its debt securities (including, without limitation, the holders of the Existing Senior Notes but excluding any debt securities held by fewer than three holders) or public equity securities and all periodic financial statements, final registration statements (excluding exhibits) and reports which the Company or the Borrower may make to, or file with, the SEC;

            (f) as soon as possible and in any event within five days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, would reasonably be expected to result in the payment by the Company and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any governmental authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, the Company or any of its Subsidiaries; and

            (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

            5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except to the extent the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            5.4 Conduct of Business and Maintenance of Existence, etc. (a) (i) Preserve, renew and keep in full force and effect its corporate existence and
(ii) take all reasonable action to maintain all rights, privileges and franchises (including, without limitation, renewing and keeping in full force and effect all collocation and interconnection agreements) necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clauses (i) (other than with respect to the Company and the Borrower) and (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

            5.5 Maintenance of Property; Insurance. (a) Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except to the extent failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (b) Maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts and against at least such risks (but including in any event public liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Lender, upon written request, full information as to the insurance carried. The Administrative Agent and the Lenders shall be named as additional insureds in respect of all public liability insurance maintained by the Company or its Subsidiaries and the Administrative Agent shall be named as loss payee in respect of all property and casualty insurance maintained by the Company or its Subsidiaries on their respective Property. All insurance shall provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof.

            5.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made and (b) permit representatives of the Required Lenders or the Administrative Agent (or, upon the occurrence and during the continuation of any Default or Event of Default, any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records (except to the extent any such access is restricted by a Requirement of Law) at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and its Subsidiaries with officers of the Company and its Subsidiaries and with its independent certified public accountants; provided that (x) the Borrower shall notify the Administrative Agent of any such visits, inspections or discussions by or with any Lender prior to the occurrence thereof and (y) any request by a Lender for any visit, inspection or discussion shall be made through the Administrative Agent.

            5.7 Notices. Promptly after any Credit Party obtains knowledge thereof, give notice to the Administrative Agent and each Lender of:

            (a)  the occurrence of any Default or Event of Default;

            (b) any (i) default or event of default under any Contractual Obligation of the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would reasonably be expected to have a Material Adverse Effect;

            (c) any other litigation or proceeding affecting the Company or any of its Subsidiaries in which the amount involved is $2,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

            (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

            (e) any development or event which has had or would reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company or the relevant Subsidiary proposes to take with respect thereto.

            5.8 Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all Environmental Permits required by applicable Environmental Laws.

            (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and, except as being challenged by appropriate legal proceedings, promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

            5.9 Additional Collateral, etc. (a) With respect to any Property of the type covered by the Security Documents acquired after the Closing Date by the Company or any of its Subsidiaries (other than any real property or the Capital Stock of any new Subsidiary) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (but in any event within 30 days after the acquisition thereof) (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such Property, (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by such Security Documents or by law or as may be requested by the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions as to the matters described in clauses (i) and (ii) of this Section, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

            (b) With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Closing Date by the Company or any of its Subsidiaries, promptly (but in any event within 30 days after the acquisition thereof), to the extent permitted by any mortgage covering such real property, (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Lenders, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real estate (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such mortgage or deed of trust, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

            (c) With respect to any new Subsidiary created or acquired after the Closing Date, by the Company or any of its Subsidiaries, promptly (but in any event within 30 days after the acquisition thereof) (i) execute and deliver to the Administrative Agent such amendments to the relevant Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary which is owned by the Company or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Company or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to such Security Documents and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in such

Security Documents with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by such Security Documents or by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

            5.10 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Administrative Agent may reasonably request, for the purposes of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Borrower which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Credit Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from the Company or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

                          SECTION 6. NEGATIVE COVENANTS

            The Company and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the Company and the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

            6.1  Financial Condition Covenants.

            I.  Stage 1 Financial Covenants.  During Stage 1:

            (a) Revenues. Permit the Revenues for any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending               Minimum Revenues
            ---------------------               ---------------------
            March 31, 2000                      $22,300,000
            June 30, 2000                       $30,100,000
            September 30, 2000                  $39,700,000
            December 31, 2000                   $48,000,000

            March 31, 2000                      $57,700,000
            June, 30, 2001                      $66,600,000

            (b) Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount (or, if the amount specified below is a negative number, to be greater than such amount) set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending               EBITDA
            ---------------------               --------------
            March 31, 2000                      ($14,900,000)
            June 30, 2000                       ($11,600,000)
            September 30, 2000                  ($5,300,000)
            December 31, 2000                   ($100,000)

            March 31, 2001                      $5,200,000
            June, 30, 2001                      $10,300,000

            (c) Lines. Permit the aggregate number of Lines as at the last day of any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                     Minimum Number of Lines
            ---------------------                     -----------------------
            March 31, 2000                             120,000
            June 30, 2000                              150,000
            September 30, 2000                         185,000
            December 31, 2000                          220,000

            March 31, 2001                             250,000
            June, 30, 2001                             285,000

            (d) Senior Secured Debt to Total Capitalization Ratio. Permit, as at the last day of any fiscal quarter, the ratio of (a) Senior Secured Debt on such day to (b) Total Capitalization on such day to exceed 0.50 to 1 at any time during Stage 1.

            II. Stage 2 Financial Covenants. During Stage 2:

            (a) Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                     Senior Leverage Ratio
            ---------------------                     ---------------------
            September 30, 2001                        5.0 to 1
            December 31, 2001                         5.0 to 1

            March 31, 2002                            5.0 to 1
            June 30, 2002                             5.0 to 1

            September 30, 2002                        4.5 to 1
            December 31, 2002                         4.5 to 1

            March 31, 2003                            4.0 to 1
            June 30, 2003                             4.0 to 1
            September 30, 2003                        3.5 to 1
            December 31, 2003                         3.0 to 1

            March 31, 2004                            2.5 to 1
            June 30, 2004                             2.0 to 1
            September 30, 2004                        2.0 to 1
            December 31, 2004                         2.0 to 1

            March 31, 2005                            2.0 to 1
            June 30, 2005                             2.0 to 1
            September 30, 2005                        2.0 to 1
            December 31, 2005                         2.0 to 1

            March 31, 2006                            2.0 to 1
            June 30, 2006                             2.0 to 1
            September 30, 2006                        2.0 to 1
            December 31, 2006                         2.0 to 1

            (b) Total Leverage Ratio. Permit the Total Leverage Ratio as at the last day of any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                     Total Leverage Ratio
            ---------------------                     --------------------
            September 30, 2001                        10.0 to 1
            December 31, 2001                         10.0 to 1

            March 31, 2002                            10.0 to 1
            June 30, 2002                             10.0 to 1
            September 30, 2002                        9.0 to 1
            December 31, 2002                         9.0 to 1

            March 31, 2003                            8.0 to 1
            June 30, 2003                             8.0 to 1
            September 30, 2003                        8.0 to 1
            December 31, 2003                         8.0 to 1

            March 31, 2004                            7.0 to 1
            June 30, 2004                             7.0 to 1
            September 30, 2004                        7.0 to 1
            December 31, 2004                         7.0 to 1

            March 31, 2005                            6.0 to 1
            June 30, 2005                             6.0 to 1
            September 30, 2005                        6.0 to 1
            December 31, 2005                         6.0 to 1

            March 31, 2006                            6.0 to 1
            June 30, 2006                             6.0 to 1
            September 30, 2006                        6.0 to 1
            December 31, 2006                         6.0 to 1

            (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                     Interest Coverage Ratio
            ---------------------                     -----------------------
            September 30, 2001                        1.50 to 1
            December 31, 2001                         1.50 to 1

            March 31, 2002                            1.75 to 1
            June 30, 2002                             1.75 to 1
            September 30, 2002                        2.0 to 1
            December 31, 2002                         2.0 to 1

            March 31, 2003                            2.0 to 1
            June 30, 2003                             2.0 to 1
            September 30, 2003                        2.5 to 1
            December 31, 2003                         2.5 to 1

            March 31, 2004                            2.5 to 1
            June 30, 2004                             2.75 to 1
            September 30, 2004                        2.75 to 1
            December 31, 2004                         2.75 to 1

            March 31, 2005                            2.75 to 1
            June 30, 2005                             2.75 to 1
            September 30, 2005                        2.75 to 1
            December 31, 2005                         2.75 to 1

            March 31, 2006                            2.75 to 1
            June 30, 2006                             2.75 to 1
            September 30, 2006                        2.75 to 1
            December 31, 2006                         2.75 to 1

            (d) Pro Forma Debt Service Coverage. Permit the Pro Forma Debt Service Coverage Ratio as of the last day of any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

            Fiscal Quarter Ending                     Pro Forma Debt Service
            ---------------------                     ----------------------
                                                      Coverage Ratio
                                                      --------------
            September 30, 2001                        1.5 to 1
            December 31, 2001                         1.5 to 1

            March 31, 2002                            1.75 to 1
            June 30, 2002                             1.75 to 1
            September 30, 2002                        1.75 to 1
            December 31, 2002                         1.75 to 1

            March 31, 2003                            1.75 to 1
            June 30, 2003                             1.75 to 1
            September 30, 2003                        1.75 to 1
            December 31, 2003                         1.75 to 1

            March 31, 2004                            1.75 to 1
            June 30, 2004                             2.0 to 1
            September 30, 2004                        2.0 to 1
            December 31, 2004                         2.0 to 1

            March 31, 2005                            2.0 to 1
            June 30, 2005                             2.0 to 1
            September 30, 2005                        2.0 to 1
            December 31, 2005                         2.0 to 1

            March 31, 2006                            2.0 to 1
            June 30, 2006                             2.0 to 1
            September 30, 2006                        2.0 to 1
            December 31, 2006                         2.0 to 1

            6.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

            (a) Indebtedness of any Credit Party pursuant to any Credit
      Document;

            (b) Indebtedness of the Borrower to the Company or any Subsidiary and of any Subsidiary Guarantor to the Company, the Borrower or any other Subsidiary;

            (c) Permitted Equipment Financing;

            (d) Indebtedness outstanding on the Original Closing Date and listed on Schedule 6.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof or any shortening of the maturity of any principal amount thereof);

            (e) Guarantee Obligations made by the Company or any of its Subsidiaries of obligations of the Borrower or any Subsidiary Guarantor; and

            (f) Indebtedness in respect of any bankers' acceptance, letter of credit, warehouse receipt or similar facilities entered into in the ordinary course of business in an aggregate principal amount not to exceed $5,000,000;

            (g) Indebtedness in respect of Hedge Agreements permitted under
      Section 6.16;

            (h) Indebtedness of the Company in an aggregate amount not to exceed the Net Cash Proceeds received by the Company from the issuance on or after August 3, 1999 of any Capital Stock (but only to the extent such proceeds are invested in the business of the Borrower and its Subsidiaries) times two, so long as (i) at the time of incurrence (after giving effect thereto), (x) no Default or Event of Default exists and (y) the Company shall be in pro forma compliance with the covenants set forth in Section 6.1 as if such Indebtedness had been outstanding on the date of determination under the relevant financial covenant tests and (ii) such Indebtedness shall (x) have a maturity no earlier than (and shall not contain any amortization or prepayment requirements prior to) the maturity of the Existing Senior Notes, (y) not provide for mandatory cash payments of interest prior to the third anniversary of the Closing Date (other than, in connection with the issuance by the Company of "overfund" notes, cash payments of interest made by applying Cash Equivalents purchased with a portion of the proceeds of such Indebtedness and pledged as security for such Indebtedness in accordance with the terms thereof) and (z) otherwise contain terms and conditions (including, without limitation, covenants and events of default) not (in the opinion of the Administrative Agent, acting reasonably) more restrictive that the terms of the Existing Senior Notes; and

            (i) additional Indebtedness; provided that the aggregate amount of Indebtedness incurred and remaining outstanding pursuant to this clause
      (i) shall not at any time exceed $10,000,000 in the aggregate.

            6.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

            (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or any of its Subsidiaries, as the case may be, in conformity with GAAP;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

            (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

            (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (e) easements, rights-of-way, zoning restrictions, other restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Subsidiaries or which are set forth in any title insurance policy delivered to the Administrative Agent pursuant to the terms of this Agreement;

            (f) Liens in existence on the Original Closing Date and listed on
      Schedule 6.3(f), securing Indebtedness permitted by Section 6.2(d);

            (g) Liens securing Indebtedness of the Borrower or any other Subsidiary permitted by Section 6.2(c); provided that (i) such Liens shall be created within 90 days of the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness (other than after acquired title in or on such Property and proceeds of the existing collateral in accordance with the instrument creating such Lien) and (iii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such Property at the time it was acquired;

            (h) Liens created pursuant to this Agreement and the Security Documents;

            (i) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

            (j) so long as no Default or Event of Default shall have occurred and be continuing under clause (h) of Section 7, Liens arising from judgments or decrees in respect of which judgments or decrees that have been satisfied, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or Liens arising from judgments or decrees in an aggregate amount outstanding at any one time not in excess of $2,000,000 (to the extent not paid or fully covered by insurance as to which the relevant insurance company has not denied in writing coverage above applicable deductibles);

            (k) Cash Equivalents purchased with a portion of the proceeds of Indebtedness of the Company permitted by Section 6.2(h) and pledged as security for (and to be applied toward) mandatory payments of cash interest in accordance with the terms of such Indebtedness; and

            (l) additional Liens so long as the aggregate person principal amount of the obligations so secured does not exceed $10,000,000 at any time outstanding.

            6.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

            (a) any Subsidiary of the Company may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (provided that a Subsidiary Guarantor shall be the continuing or surviving corporation);

            (b) any Subsidiary of the Company may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Subsidiary Guarantor; and

            (c) any transaction permitted by Section 6.5, 6.7 or 6.8 may be consummated as contemplated thereby.

            6.5 Limitation on Disposition of Property. Dispose of any of its Property (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

            (a) the Disposition of obsolete or worn out property in the ordinary course of business;

            (b) the sale of inventory, cash or Cash Equivalents, in each case in the ordinary course of business;

            (c) Dispositions permitted by Sections 6.4(a) and (b);

            (d) the sale or issuance of any Subsidiary's Capital Stock to the Company, the Borrower or any Subsidiary Guarantor;

            (e) the Disposition of other assets having a fair market value not to exceed $10,000,000 (or, if greater at the time of any such Disposition, 10% of the consolidated total assets of the Company and its Subsidiaries at such time, determined in accordance with GAAP) in the aggregate during the term of this Agreement; provided that the requirements of Section 2.12(a) are complied with in connection therewith; and

            (f) the Disposition of non-core assets or businesses acquired in connection with any acquisition permitted by Section 6.7; provided that
      (x) each such Disposition shall occur not more than 120 days following such acquisition, (y) each such Disposition shall be in an amount equal to the fair market value thereof and (z) the requirements of Section 2.12(a) are complied with in connection therewith.

            6.6 Limitation on Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Company or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (collectively, "Restricted Payments"), except that:

            (a) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

            (b) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or any other Subsidiary may pay dividends to the Company to permit the Company to (and the Company may) repurchase shares of its Capital Stock (and/or options or warrants in respect thereof) from present or former directors, officers or employees of the Company, the Borrower or any other Subsidiary upon the death, disability or termination of employment of such director, officer or employee or otherwise pursuant to, and in accordance with the terms of, stock option plans, stock subscription agreements or shareholder agreements; provided that the aggregate amount of payments under this clause (b) shall not exceed $1,000,000 in any fiscal year;

            (c) the Borrower or any other Subsidiary may pay dividends to the Company to permit the Company to (i) pay operating expenses incurred in the ordinary course of business (and other similar corporate overhead costs and expenses) not to exceed $1,000,000 in any fiscal year and (ii) pay any taxes which are due and payable by the Company as part of a consolidated group;

            (d) so long as no Default or Event of Default shall have occurred and be continuing, the Borrower or any other Subsidiary may pay dividends to the Company in an amount sufficient for the Company pay regularly scheduled interest on Existing Senior Notes (and the proceeds of such dividends shall be used only for such purpose);

            (e) so long as no Event of Default specified in clause (i), (ii),
      (iv) or (v) of Section 7(f) with respect to the Company shall have occurred and be continuing, any Subsidiary may pay dividends to the Company; provided that the amount of such dividend is, immediately upon receipt by the Company, contributed as cash equity to the Borrower or any Subsidiary Guarantor;

            (f) the Company may redeem in whole or in part any Capital Stock of the Company for another class of Capital Stock or rights to acquire Capital Stock of the Company or with proceeds from substantially concurrent equity contributions or issuances of new shares of Capital Stock; provided that the terms and conditions of such other class of Capital Stock shall (in the reasonable judgment of the Administrative Agent) be no less favorable to the Lenders than those contained in the Capital Stock redeemed thereby; and

            (g) the Company and its Subsidiaries may make Investments permitted by Section 6.7.

            6.7 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:

            (a) extensions of trade credit in the ordinary course of business;

            (b) Investments in Cash Equivalents;

            (c) Investments arising in connection with the incurrence of Indebtedness permitted by Section 6.2(b) or Guarantee Obligations permitted by Section 6.2(e);

            (d) loans and advances to employees of the Company or any Subsidiaries in the ordinary course of business (including, without limitation, for travel, entertainment and relocation expenses) in an aggregate amount for the Company and its Subsidiaries not to exceed $1,000,000 at any one time outstanding;

            (e) Investments (other than those relating to the incurrence of Indebtedness permitted by Section 6.7(c)) by the Company or any of its Subsidiaries in the Borrower or any Person that, prior to such investment, is a Subsidiary Guarantor;

            (f) Investments in existence on the Original Closing Date set forth in Part D of Schedule 3.14 and extensions, renewals, modifications, restatements or replacements thereof; provided that no such extension, renewal, modification or replacement shall increase the original amount of such Investment;

            (g) Investments in Hedge Agreements permitted by Section 6.16;

            (h) Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business;

            (i) Investments constituting non-cash proceeds of sales, transfers and other Dispositions of Property to the extent permitted by Section 6.5; and

            (j) Investments made to acquire all of the Capital Stock, or all or substantially all of the assets (or all or substantially all of the assets of any division or business unit), of any Person that is engaged in a business permitted under Section 6.14; provided that (a) if such Investment is an acquisition of the voting Capital Stock of any Person, such Person's board of directors or similar governing body shall have approved such acquisition, (b) at the time of each such Investment (both immediately prior to and after giving effect to such Investment), (i) there shall exist no Default or Event of Default and (ii) the aggregate consideration paid (regardless of form, including in the case of an acquisition of assets, the amount of any assumed obligations, but excluding consideration paid with Capital Stock of the Company, which shall be permitted in an unlimited amount) in connection with (x) all Investments made pursuant to this paragraph (j) during the term of this Agreement shall not exceed the lesser of (1) $10,000,000 plus the Available Amount at the time of such Investment and (2) $50,000,000 and
      (y) any one Investment shall not exceed $25,000,000 and (c) at least five Business Days prior to each such Investment, the Administrative Agent shall have received a certificate of a Responsible Officer certifying as to the foregoing and containing calculations, in form and substance reasonably satisfactory to the Administrative Agent, demonstrating in reasonable detail compliance with this paragraph (j) and Section 6.1 (calculated on a pro forma basis after giving effect to such Investment).

            6.8 Limitation on Optional Payments and Modifications of Instruments and Agreements, etc. (a) (i) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, the Existing Senior Notes or any Indebtedness permitted by
Section 6.2(h), or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance or (ii) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Existing Senior Notes (other than any such amendment, modification, waiver or other change which (x) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Company or any of its Subsidiaries and (y) does not involve the payment of a consent fee); provided that, so long as no Default or Event of Default exists at the time thereof, the Company may redeem, repurchase or otherwise acquire Existing Senior Notes with the proceeds of substantially concurrent equity contributions from, or issuances of new shares of Capital Stock to, Permitted Investors.

            (b) Amend its certificate of incorporation in any manner which would reasonably be expected to adversely affect the rights of the Lenders under the Credit Documents or their ability to enforce such rights.

            6.9 Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Company, the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Company or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

            6.10 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary, except for any such leasing arrangement that is permitted by Section 6.5(e).

            6.11 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Company or any of its Subsidiaries to end on a day other than December 31 or change the Company's or any such Subsidiary's method of determining fiscal quarters; provided that the Company and its Subsidiaries may change their respective fiscal year ends if the Borrower enters into such amendments to this Agreement as the Administrative Agent and the Borrower shall reasonably agree as necessary to reflect such change, including modifications to Section 6.1, such that the covenants affected by such change shall have the same effect (or, in any case, be substantively no less favorable to the Lenders, in the determination of the Administrative Agent) after giving effect thereto as if such change were not made. The Lenders hereby authorize the Administrative Agent to enter into such amendments to effect such modifications, if any, in accordance with the provisions of this Section.

            6.12 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any Guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Credit Documents, (b) the Existing Senior Notes Indenture, (c) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (d) agreements relating to the Disposition, acquisition or lease of Property, in each case otherwise permitted under this Agreement, so long as such restrictions relate only to the assets subject to such transaction, (e) agreements relating to Liens permitted by this Agreement or Liens on Property not purported to be covered by the Security Documents or required by this Agreement to be so covered and (f) agreements entered into in the ordinary course of business containing restrictions customary for such agreements that do not materially affect the rights or remedies of the Agents or the Lenders under the Credit Documents with respect to the Collateral or otherwise.

            6.13 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any

Subsidiary of the Company to make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Credit Documents or the Existing Senior Notes Indenture and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

            6.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Company and its Subsidiaries are engaged on the date of this Agreement, the data or telecommunications business or any businesses which are reasonably related to any of the foregoing.

            6.15 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of the Company and its Subsidiaries in the ordinary course of business not exceeding $75,000,000 in the aggregate for the Company and its Subsidiaries during any fiscal year; provided that (i) up to 25% of any such amount referred to above, if not so expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year, (ii) up to 25% of the amount referred to above for any fiscal year may be expended in the immediately prior fiscal year (but any amount so expended in any such prior fiscal year may not be expended in such fiscal year) and (iii) Capital Expenditures made pursuant to this Section during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to subclause (i) above; and provided, further, that no more than 20% of Capital Expenditures in any fiscal year may be incurred for expenditures not related to the Company's and its Subsidiaries' core CLEC switched access business as conducted as of the Closing Date and similar or related businesses. Notwithstanding the foregoing limitations, the Company and its Subsidiaries may make Capital Expenditures with
(i) the proceeds of any Reinvestment Deferred Amount received in connection with a Recovery Event and (ii) the Available Amount at the time any such Capital Expenditure is made.

            6.16 Hedge Agreements; Equity Forward Agreements. Enter into or suffer to exist or become effective (a) any Hedge Agreement, other than Hedge Agreements entered into and for non-speculative purposes or (b) any equity exchange or forward agreement or similar derivative contract or any option to enter into any such agreement or contract.

            6.17 Limitation on Activities of the Company. In the case of the Company, notwithstanding anything to the contrary in this Agreement or any other Credit Document, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower and the other Subsidiaries of the Company, (b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) pursuant to the Credit Documents to which it is a party, (iii) Indebtedness permitted under
Section 6.2 and (iv) obligations with respect to its Capital Stock, or (c) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower and the other Subsidiaries of the Company in accordance with Section 6.6 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Borrower and the other Subsidiaries of the Company.

                          SECTION 7. EVENTS OF DEFAULT

            If any of the following events shall occur and be continuing:

            (a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Credit Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

            (b) any representation or warranty made or deemed made by any Credit Party herein or in any other Credit Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any other Credit Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

            (c) (i) any Credit Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.4(a) (with respect to the Company and the Borrower only), Section 5.7(a), Section 6 (other than Section 6.10, Section 6.16 and Section 6.17) or Section 2 of the Guarantee and Collateral Agreement; or

            (d) any Credit Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Credit Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

            (e) the Company or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable;

      provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $3,000,000; or

            (f) (i) the Company or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Company or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Company or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

            (h) one or more judgments or decrees shall be entered against the Company or any of its Subsidiaries involving for the Company and its Subsidiaries taken as a whole a liability (to the extent not paid or fully covered by insurance as to which the relevant insurance company has not denied in writing coverage) of $3,000,000 or more, and all such judgments or decrees shall not have been satisfied, vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

            (i) (i) any provision of the Security Documents shall cease, for any reason, to be in full force and effect (unless released by the Administrative Agent at the direction of the requisite Lenders or as otherwise permitted under this Agreement or the other Credit Documents), or any Credit Party or any Affiliate of any Credit Party shall so assert, or (ii) any Lien created by any of the Security Documents shall cease (with respect to Collateral having a value, in the reasonable judgment of the Administrative Agent, of at least $1,500,000) to be enforceable and of the same effect and priority purported to be created thereby (unless released by the Administrative Agent at the direction of the requisite Lenders or as otherwise permitted under this Agreement or the other Credit Documents); or

            (j) the guarantee of any Credit Party contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason, to be in full force and effect or any Credit Party or any Affiliate of any Credit Party shall deny or disaffirm its obligation in respect of such guarantee; or

            (k)  a Change in Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Credit Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Credit Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

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                                       73


                              SECTION 8. THE AGENTS

            8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Credit Documents, and each such Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the such Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against any Agent.

            8.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

            8.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Credit Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party.

            8.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

            8.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender, the Company or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

            8.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereinafter taken, including any review of the affairs of a Credit Party or any affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Credit Party or any affiliate of a Credit Party which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            8.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Company or the Borrower and without limiting the obligation of the Company or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

            8.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent was not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

            8.9 Successor Agents. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Credit Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

After the retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Credit Documents.

            8.10 Authorization to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Borrower or any of its Subsidiaries that is the subject of a Disposition which is permitted by this Agreement or which has been consented to in accordance with Section 9.1.

            8.11 The Arranger, Documentation Agent and Syndication Agent. The Arranger, the Documentation Agent and the Syndication Agent listed on the cover page hereof shall have no duties or responsibilities, and shall incur no liability, under this Agreement and the other Credit Documents, except in their capacity, if any, as Lenders hereunder.

                            SECTION 9. MISCELLANEOUS

            9.1 Amendments and Waivers. Neither this Agreement or any other Credit Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders and each Credit Party party to the relevant Credit Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Credit Party party to the relevant Credit Document may, from time to time,
(a) enter into written amendments, supplements or modifications hereto and to the other Credit Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the consent of each Lender directly and adversely affected thereby, or increase the amount or extend the expiration date of any Commitment of any Lender, without the consent of such Lender; (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Company or the Borrower of any of its rights and obligations under this Agreement and the other Credit Documents, in each case without the consent of all Lenders; (iii) release all or substantially all of the Collateral or release all or substantially all of the Guarantors from their guarantee obligations under the Credit Documents (except as otherwise expressly permitted under the Credit Documents), in each case without the consent of all Lenders; (iv) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility; (v) amend, modify or waive any provision of Section 8 without the consent of any Agent directly affected thereby; or (vi) amend, modify or waive any provision of Section 2.6 or 2.7 without the written consent of the Swing Line Lender.

            Notwithstanding anything to the contrary contained herein or in any Security Document, upon request of the Borrower, the Administrative Agent shall (without notice to or vote or consent of any Lender) take action having the effect of releasing any Collateral and/or guarantee obligations provided for in such Security Document to the extent necessary to permit consummation, by the relevant Person in accordance with the terms of this Agreement and the other Credit Documents, of any transaction not prohibited hereunder. Any waiver and any amendment, supplement or modification of a type referred to above shall apply equally to each of the Lenders and shall be binding upon the Credit Parties, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of the Company, the Borrower and the Agents, as follows and (b) in the case of the Lenders, as set forth on Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

      The Company:            Birch Telecom, Inc.
                              2020 Baltimore Avenue
                              Kansas City, MO 64108

                              Attention:  General Counsel
                              Telecopy:   (816) 300-3291
                              Telephone:  (816) 300-3000

      The Borrower:           Birch Telecom Finance, Inc.
                              2020 Baltimore Avenue
                              Kansas City, MO 64108

                              Attention:  General Counsel
                              Telecopy:   (816) 300-3291
                              Telephone:  (816) 300-3000

      The Administrative Agent:     Lehman Commercial Paper Inc.
                                    3 World Financial Center
                                    New York, New York 10285
                                    Attention: Michael O'Brien
                                    Telecopy:   (212) 526-7691
                                    Telephone:  (212)  526-0437

provided that any notice, request or demand to or upon the Administrative Agent or any Lender shall not be effective until received.

            9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

            9.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Agents for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents,
(c) to pay, indemnify, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agents and their respective officers, directors, trustees, employees, affiliates, agents, controlling persons, attorneys and advisers (each, an "Indemnitee") harmless

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                                       79


from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Company or any of its Subsidiaries or any of the Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"); provided that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Company agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any indemnitee. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

            9.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of the Company, the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that neither the Company nor the Borrower may assign or transfer any of its respective rights or obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

            (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Credit Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Credit Document, or any consent to any departure by any Credit Party therefrom, except for those matters specified in clauses (i), (ii) and (iii) of the proviso in Section 9.1. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.19,
2.20 and 2.21 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.20, such Participant shall have complied with the requirements of
Section 2.20 and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

            (c) Any Lender (an "Assignor") may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any Affiliate thereof or, with the written consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments and Revolving Credit Loans only, the written consent of the Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed and shall not be required in connection with an assignment involving LCPI or any of its Affiliates) to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D, executed by such Assignee and such Assignor (and, where the consent of the Borrower, the Administrative Agent or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that (i) no such assignment to an Assignee (other than any Lender or any Affiliate thereof, including, without limitation, in the case of any Lender that is an investment fund which is regularly engaged in making, purchasing or investing in loans or securities, any other such fund which is under common (or affiliated) management with such Lender) shall (other than in the case of an assignment of all of a Lender's rights under this Agreement) be in an aggregate principal amount of less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent) and (ii) each partial assignment of any Class of Commitment and/or Loans shall be made as an assignment or a proportionate part of all the assigning Lender's rights and obligations of such Class of Commitments and Loans under this Agreement. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment which occurs at any time when any Event of Default shall have occurred and be continuing.

            (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "cancelled". The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to LCPI or any of its Affiliates or (z) in the case of an Assignee which is already a Lender or is an Affiliate of a Lender (including, without limitation in the case of any Lender that is an investment fund which is regularly engaged in making, purchasing or investing in loans or securities, any other such fund which is under common (or affiliated) management with such Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or Term Note, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or Term Note, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or Term Commitment or Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Commitment or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of the Assignor in an amount equal to the Revolving Credit Commitment and/or applicable Term Commitment or Term Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

            (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Person including, without limitation, any Federal Reserve Bank in accordance with applicable law.

            9.7 Adjustments; Set-off. (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Company or the Borrower, any such notice being expressly waived by the Company and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Company or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Company or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

            9.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

            9.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            9.10 Integration. This Agreement and the other Credit Documents represent the agreement of the Company, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

            9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            9.12 Submission to Jurisdiction; Waivers. Each of the Company and the Borrower hereby irrevocably and unconditionally:

            (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company or the Borrower, as the case may be, at its address set forth in
      Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            9.13 Acknowledgments. Each of the Company and the Borrower hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Company or the Borrower arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between Administrative Agent and Lenders, on one hand, and the Company and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Company, the Borrower and the Lenders.

            9.14 Confidentiality. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Credit Party pursuant to this Agreement that is designated by such Credit Party as confidential (including any such information already in the possession of such Lender or provided to such Lender by a third party not in violation of this Agreement which, in either case, is not, to the knowledge of such Lender, subject to a confidentiality agreement); provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent or any other Lender or any of its Affiliates, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee or to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors which receives such information and agrees to comply with the provisions of this Section, (c) any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law,
(f) if requested or required to do so in connection with any litigation or similar proceeding, (g) which has been publicly disclosed other than in breach of this Section, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Credit Document.

            9.15 Accounting Changes. In the event that any "Accounting Changes" (as defined below) shall occur and such changes result in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Company, the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Company's and the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting
Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Company, the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting

Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

            9.16 Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

            9.17 WAIVERS OF JURY TRIAL. THE COMPANY, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    BIRCH TELECOM, INC.

                                    By:
                                       _______________________________
                                       Name:
                                       Title:


                                    BIRCH TELECOM FINANCE, INC.

                                    By:
                                       _______________________________
                                       Name:
                                       Title:

                                    LEHMAN COMMERCIAL PAPER INC.,
                                      as Administrative Agent

                                    By:_______________________________
                                       Name:
                                       Title:

                                                                     SCHEDULE I

                                  PRICING GRID

        =================== ========================== =========================

                                                          Term Loan Facility
                               Term Loan Facility                and
                                       and                 Revolving Credit
                            Revolving Credit Facility          Facility
          Total Leverage      Applicable Margin for     Applicable Margin for
              Ratio             Eurodollar Loans           Base Rate Loans
        ------------------- -------------------------- -------------------------
          > 8.01:1 (or                3.75%                     2.50%
         negative EBITDA)
        ------------------- -------------------------- -------------------------
        > 7.00: 1 < 8:00.1            3.50%                     2.25%
                  -
        ------------------- -------------------------- -------------------------
        > 6.00:1 < 7.00:1             3.25%                     2.00%
                 -
        ------------------- -------------------------- -------------------------
        > 5.00:1 < 6.00:1             3.00%                     1.75%
                 -
        ------------------- -------------------------- -------------------------
            < 5.00:1                  2.75%                     1.50%
            -
        =================== ========================== =========================

                                                                Schedule 6.2(d)

                              EXISTING INDEBTEDNESS

1.    The Company has the following mortgage:

      Mortgage dated June 23, 1992 between Valu-Line Companies, Inc. and Bank IV for the property at 1420 C of E Drive, Emporia, Kansas in the amount of $244,460.

2. Birch Telecom of Kansas, Inc., f/k/a Valu-Line of Kansas, Inc., is a party to that certain Capital Lease dated December 14, 1995, by and between Bank IV and Valu-Line of Kansas, Inc. for the switch equipment located at 155 North Market, Wichita, Kansas in the amount of $237,363.

3. The Company is a party to a Capital Lease with Lewis Leasing for service vehicles in the amount of $341,258.

4. Master Lease Agreement dated March 5, 1999, by and between the Company and Cisco Systems Capital Corporation in the amount of $744,555.

5. Master Lease Agreement dated January 5, 1999, by and between the Company and Ascend Credit Corporation in the amount of $213,688.

6. Master Lease dated July 14, 1998, by and between Mike Collin & Associates, Inc. and the Company in the amount of $378,013.

7.    Indebtedness under the Existing Senior Notes.

                                                                      EXHIBIT A

                          FORM OF AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

-------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                               BIRCH TELECOM, INC.

                           BIRCH TELECOM FINANCE, INC.

              and certain other Subsidiaries of Birch Telecom, Inc.

                                   in favor of

                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent

                          Dated as of February 2, 2000

-----------------------------------
--------------------------------------------

                                TABLE OF CONTENTS

                                                                           Page
SECTION 1.  DEFINED TERMS....................................................1

      1.1   Definitions......................................................1
      1.2   Other Definitional Provisions....................................5

SECTION 2.  GUARANTEE........................................................6

      2.1   Guarantee........................................................6
      2.2   Right of Contribution............................................6
      2.3   No Subrogation...................................................7
      2.4   Amendments, etc. with respect to the Borrower Obligations........7
      2.5   Guarantee Absolute and Unconditional.............................7
      2.6   Reinstatement....................................................8
      2.7   Payments.........................................................9

SECTION 3.  GRANT OF SECURITY INTEREST.......................................9

SECTION 4.  REPRESENTATIONS AND WARRANTIES...................................9

      4.1   Representations in Credit Agreement.............................10
      4.2   Title; No Other Liens...........................................10
      4.3   Perfected First Priority Liens..................................10
      4.4   Chief Executive Office..........................................10
      4.5   Inventory and Equipment.........................................10
      4.6   Farm Products...................................................10
      4.7   Pledged Securities..............................................11
      4.8   Receivables.....................................................11
      4.9   Intellectual Property...........................................11

SECTION 5.  COVENANTS.......................................................12

      5.1   Covenants in Credit Agreement...................................12
      5.2   Delivery of Instruments and Chattel Paper.......................12
      5.3   Maintenance of Insurance........................................12
      5.4   Payment of Obligations..........................................13
      5.5   Maintenance of Perfected Security Interest; Further
            Documentation...................................................13
      5.6   Changes in Locations, Name, etc.................................13
      5.7   Notices.........................................................14
      5.9   Receivables.....................................................15
      5.10  Intellectual Property...........................................16
      5.11  Vehicles........................................................17

SECTION 6.  REMEDIAL PROVISIONS.............................................17

      6.1   Certain Matters Relating to Receivables.........................17

                       Guarantee and Collateral Agreement

      6.2   Communications with Obligors; Grantors Remain Liable............18
      6.3   Pledged Stock...................................................19
      6.4   Proceeds to be Turned Over to Administrative Agent..............19
      6.5   Application of Proceeds.........................................20
      6.6   Code and Other Remedies.........................................20
      6.7   Waiver; Deficiency..............................................21

SECTION 7.  THE ADMINISTRATIVE AGENT........................................21

      7.1   Administrative Agent's Appointment as Attorney-in-Fact, etc.....21
      7.2   Duty of Administrative Agent....................................23
      7.3   Execution of Financing Statements...............................23
      7.4   Authority of Administrative Agent...............................24

SECTION 8.  MISCELLANEOUS...................................................24

      8.1   Amendments in Writing...........................................24
      8.2   Notices.........................................................24
      8.3   No Waiver by Course of Conduct; Cumulative Remedies.............24
      8.4   Enforcement Expenses; Indemnification...........................24
      8.5   Successors and Assigns..........................................25
      8.6   Set-Off.........................................................25
      8.7   Counterparts....................................................25
      8.8   Severability....................................................25
      8.9   Section Headings................................................26
      8.10  Integration.....................................................26
      8.11  GOVERNING LAW...................................................26
      8.12  Submission to Jurisdiction; Waivers.............................26
      8.13  Acknowledgements................................................27
      8.14  Additional Guarantors...........................................27
      8.15  Releases........................................................27
      8.16  WAIVER OF JURY TRIAL............................................28
      8.17  Governmental Approvals..........................................28

                       Guarantee and Collateral Agreement

                              AMENDED AND RESTATED
                       GUARANTEE AND COLLATERAL AGREEMENT

            AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 2, 2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., a Delaware corporation (the "Company"), BIRCH TELECOM FINANCE, INC., a Delaware corporation (the "Borrower"), the Lenders and LEHMAN COMMERCIAL PAPER INC. as Administrative Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

            WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

            SECTION 1. DEFINED TERMS

            1.1. Definitions.

            (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of

                       Guarantee and Collateral Agreement

New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Instruments, Inventory and Investment Property.

            (b) The following terms shall have the following meanings:

            "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Credit Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

            "Collateral": as defined in Section 3.

            "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

            "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

            "General Intangibles": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, (a) all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which

                       Guarantee and Collateral Agreement
such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture; and (b) all rights of such Grantor under or relating to any license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by any Governmental Authority (each a "Governmental Approval") and the proceeds from the sale of any such Governmental Approval or any goodwill or other intangible rights or benefits associated therewith, provided that such security interest does not include at any time any Governmental Approval to the extent (but only to the extent) that at such time the Administrative Agent may not validly possess a security interest therein under applicable law and regulations, as in effect at such time, but such security interest does include, to the maximum extent permitted by law, all rights incident or appurtenant to Governmental Approvals and the right to receive all proceeds derived from or in connection with the sale, assignment or transfer thereof.

            "Governmental Approval": as defined in the definition of "General Intangibles" in this Section 1.1.

            "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Credit Document).

                 "Guarantors": the collective reference to each Grantor other than the Borrower.

            "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to

                       Guarantee and Collateral Agreement
sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom, in the case of any Copyright Licenses, Patent Licenses or Trademark Licenses to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest therein is not prohibited by such Copyright License, Patent License or Trademark License without the consent of any other party thereto, would not give any other party to such Copyright License, Patent License or Trademark License the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Receivable or any money or other amounts due or to become due under any such Copyright License, Patent License or Trademark License.

            "Intercompany Note": any promissory note evidencing loans made by any Grantor to the Company or any of its Subsidiaries.

            "Issuers": the collective reference to each issuer of a Pledged Security.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

            "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

            "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of

                       Guarantee and Collateral Agreement
the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

            "Proceeds": all "proceeds" as such term is defined in Section 9-306(l) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

            "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or, acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event including, without limitation all tires and other appurtenances to any of the foregoing.

            1.2. Other Definitional Provisions.

            (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

            (b)The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

            2.1 Guarantee.

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
                                       6


            (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

            (b) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

            (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

            (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

            (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

            2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

            2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the

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
                                       7


Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

            2.4 Amendments, etc. with respect to the Borrower Obligations.
Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

            2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest,

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
                                       8


demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by and Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at the Payment Office specified in the Credit Agreement.

                      SECTION 3. GRANT OF SECURITY INTEREST

            Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such

                       Guarantee and Collateral Agreement

Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

            (a) all Accounts;

            (b) all Chattel Paper;

            (c) all Documents;

            (d) all Equipment;

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Intellectual Property;

            (h) all Inventory;

            (i) all Pledged Securities;

            (j) all Vehicles;

            (k) all Investment Property;

            (l) all deposit accounts and other bank accounts;

            (m) all books and records pertaining to the Collateral; and

            (n) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

            To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Agents and each Lender that:

            4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Agents and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's

                       Guarantee and Collateral Agreement
knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

            4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

            4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (to the extent perfection of a security interest in such Collateral can be obtained by such filings and other actions) in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) Liens permitted by the Credit Agreement and (ii) Liens described on Schedule 7.

            4.4 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

            4.5 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

            4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

            4.7 Pledged Securities.

            (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

            (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

            (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles

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
                                       11


(whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

            4.8 Receivables.

            (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent, other than such Instrument or Chattel Paper received by such Grantor in the ordinary course of its business.

            (b) None of the obligors on any material Receivable is a Governmental Authority.

            (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

            4.9 Intellectual Property.

            (a) Schedule 6 lists all material Intellectual Property owned by such Grantor in its own name on the date hereof that is material to the conduct of its business, including, without limitation, all Intellectual Property that is registered in the United States Patent and Trademark Office or the United States Copyright Office in the name of such Grantor on the date hereof.

            (b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

            (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                                SECTION 5. COVENANTS

            Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is

                       Guarantee and Collateral Agreement
caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

            5.2 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent to be held as Collateral pursuant to this Agreement; provided that so long as no Event of Default shall have occurred and be continuing, the relevant Grantor may retain for collection in the ordinary course of its business any Instruments or Chattel Paper received by such Grantor in the ordinary course of its business.

            5.3 Maintenance of Insurance.

            (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Agents and the Lenders against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

            (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

            (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance as the Administrative Agent may from time to time reasonably request.

            5.4 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and government charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                       Guarantee and Collateral Agreement

            5.5 Maintenance of Perfected Security Interest; Further
Documentation.

            (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

            (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

            5.6 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agents to maintain the validity, perfection and priority of the security interests provided for herein, and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

            (i) permit any of the Inventory or Equipment (other than Equipment that has been temporarily removed from any such location for maintenance or repair and goods which are mobile and which are of a type normally used in more than one jurisdiction) to be kept at a location other than those listed on Schedule 5 under its name or in transit from one of such locations to another;

            (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

            (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

            5.7 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

            (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Agents to exercise any of its remedies hereunder; and

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
                                       14


            (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

            5.8   Pledged Securities.

            (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

            (b) Except pursuant to a transaction permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

            (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the

                       Guarantee and Collateral Agreement

Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 6.3(c) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) with respect to the Pledged Securities issued by it.

            (d) Birch Texas Holdings, Inc., as the sole General Partner, and Birch Telecom Inc., as the sole Limited Partner, of Birch Telecom of Texas Ltd., L.L.P. (the "Partnership"), pursuant to the Limited Partnership Agreement dated as of August 26, 1998 (as amended and in effect from time to time, the "Partnership Agreement"), (i) unconditionally consents to the creation of the security interests in all of the partnership interests in the Partnership (the "Partnership Interests") in favor of the Administrative Agent pursuant to this Agreement, (ii) unconditionally consents to any subsequent transfer of the Partnership Interests by the Administrative Agent pursuant to this Agreement and
(iii) agrees that (x) any such transfer shall not be subject to any of the terms and conditions of, and shall be given full force and effect for the purposes of, the Partnership Agreement and (y) this Section 5.8(d) shall constitute an amendment to the Partnership Agreement to the extent provided herein, and such amendment shall continue in full force and effect for the term of this Agreement.

            5.9 Receivables.

            (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof, in each case involving a material amount of Receivables.

            (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

            5.10 Intellectual Property.

            (a) Except as would not reasonably be expected to have a Material Adverse Effect:

                  (i) such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and
      (v) not (and not

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
                                       16


      permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way;

                  (ii) such Grantor (either itself or through licensees) will not do any act, or, omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public;

                  (iii) such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired, and such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain; and

                  (iv) such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

            (b) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

            (c) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (d) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

            (e) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such

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
                                       17


Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Agents after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

            5.11 Vehicles. Upon the request of the Administrative Agent, all applications for certificates of title in respect of Vehicles having a fair market value in excess of $100,000, indicating the Administrative Agent's first priority security interest in the Vehicles covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its security interest in the Vehicles.

                         SECTION 6. REMEDIAL PROVISIONS

            6.1 Certain Matters Relating to Receivables.

            (a) At any time an Event of Default has occurred and is continuing, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time an Event of Default has occurred and is continuing, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

            (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control at any time an Event of Default has occurred and is continuing, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

            (c) At the Administrative Agent's request at any time an Event of Default has occurred and is continuing, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

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
                                       18


            6.2 Communications with Obligors; Grantors Remain Liable.

            (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and the General Intangibles to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or General Intangible.

            (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and the General Intangibles that the Receivables and the General Intangibles have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

            (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.3 Pledged Stock.

            (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral in any material respect or which is inconsistent with or results in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

            (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of

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
                                       19


the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

            6.4 Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in
Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

            6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agents' election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

                       Guarantee and Collateral Agreement

            First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Credit Documents;

            Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

            Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

            Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

            6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the New York UCC, need

                       Guarantee and Collateral Agreement
the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            6.7 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Agents or any Lender to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

            7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc.

            (a) Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name at any time an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following at any time an Event of Default has occurred and is continuing:

            (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or General Intangible or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

                       Guarantee and Collateral Agreement

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof,

            (iv) execute, in connection with any sale provided for in Section 6.6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

            Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

            (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of

                       Guarantee and Collateral Agreement
payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

            (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                       Guarantee and Collateral Agreement

                              SECTION 8. MISCELLANEOUS

            8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.1 of the Credit Agreement.

            8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 8.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

            8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Agents nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1 of the Credit Agreement), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            8.4 Enforcement Expenses; Indemnification.

            (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

            (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

            (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.

                       Guarantee and Collateral Agreement

            (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

            8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agents and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agents.

            8.6 Set-Off. In addition to any rights and remedies of the Administrative Agent and the Lenders provided by law, the Administrative Agent and each Lender shall have the right, without prior notice to any Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, upon any amount becoming due and payable by such Grantor under the Credit Agreement or any other Credit Document (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender or any branch or agency thereof to or for the credit or the account of such Grantor, as the case may be. Each Lender agrees promptly to notify the relevant Grantor and the Administrative Agent after any such setoff and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

            8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                       Guarantee and Collateral Agreement

            8.10 Integration. This Agreement and the other Credit Documents represent the agreement of the Grantors, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Agents or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.

            8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.12 Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 8.12 any special, exemplary, punitive or consequential damages.

            8.13 Acknowledgements.  Each Grantor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;

            (b) neither the Agents nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and

                       Guarantee and Collateral Agreement
      the Agents and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

            8.14 Additional Guarantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 5.9(c) of the Credit Agreement shall become a Guarantor (and, thereby a Grantor) for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

            8.15 Releases.

            (a) At such time as the Loans and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agents and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that such Guarantor ceases to be a Subsidiary of the Company by virtue of being sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents.

            8.16 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            8.17 Governmental Approvals. Notwithstanding anything to the contrary contained herein or in the other Credit Documents, no action shall be taken by the Administrative Agent pursuant to this Agreement, the Credit Agreement or any other Credit

                       Guarantee and Collateral Agreement

Document with respect to any item of Collateral that would constitute or result in any assignment of any Governmental Approval or any change of control of the holder of such Governmental Approval without first obtaining the prior approval of the relevant Governmental Authority, if, under the existing law, such assignment of any such Governmental Approval or change of control would require the prior approval of such Governmental Authority. Prior to the exercise by the Administrative Agent of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, each Grantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers as the Administrative Agent may reasonably request in order to obtain such governmental consent, approval, recording, qualification or authorization. Without limiting the generality of the foregoing, each Grantor will use its best efforts upon the reasonable request of the Administrative Agent to obtain from the appropriate Governmental Authorities the necessary consents and approvals, if any (i) for the granting to the Administrative Agent pursuant hereto of the security interests provided for in this Agreement to the extent, if any, such security interests may be granted under existing statutes or regulations and (ii) for the assignment or transfer of any such Governmental Approval to the Administrative Agent or its designee upon or following acceleration of the payment of the Loans in accordance with the provisions of the Credit Agreement.

                       Guarantee and Collateral Agreement

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                    BIRCH TELECOM, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM FINANCE, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    AMERICAN LOCAL TELECOMMUNICATIONS, LLC

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH EQUIPMENT, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH INTERNET SERVICES, INC.

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                    BIRCH TELECOM OF ARIZONA, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF ARKANSAS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF KANSAS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF NEBRASKA, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF OKLAHOMA, INC.

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                    BIRCH TELECOM OF TEXAS LTD., LLP

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TEXAS HOLDINGS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    CAPITAL COMMUNICATIONS CORPORATION

                                    By: ____________________________
                                       Name:
                                       Title:


                                    DUNN & ASSOCIATES, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    G.B.S. COMMUNICATIONS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    I.S. ADVERTISING, INC.

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                    M.B.S. LEASING, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    TELESOURCE COMMUNICATIONS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF MISSOURI, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH KANSAS HOLDINGS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH MANAGEMENT CORPORATION

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF MICHIGAN, INC.

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                    BIRCH TELECOM OF WISCONSIN, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF ILLINOIS, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF OHIO, INC.

                                    By: ____________________________
                                        Name:
                                        Title:


                                    BIRCH TELECOM OF INDIANA, INC.

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent

                                    By: ____________________________
                                        Name:
                                        Title:

                       Guarantee and Collateral Agreement

                                                                     Schedule 1


                         NOTICE ADDRESSES OF GUARANTORS

                Schedule 1 to Guarantee and Collateral Agreement

                                                                     Schedule 2

                        DESCRIPTION OF PLEDGED SECURITIES

Pledged Stock:

                                          Stock Certificate
       Issuer          Class of Stock            No.            No. of Shares
------------------  -------------------  -------------------  -----------------

Pledged Notes:

          Issuer                      Payee              Principal Amount

-------------------------  -----------------------  ---------------------------

                Schedule 2 to Guarantee and Collateral Agreement

                                                                      Schedule 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

              [List each office where a financing statement is to be filed]

                          Patent and Trademark Filings

                               [List all filings]

                      Actions with respect to Pledged Stock

                                  Other Actions

                      [Describe other actions to be taken]

                Schedule 3 to Guarantee and Collateral Agreement

                                                                     Schedule 4

           LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

            Grantor                             Location
            -------                             --------

                Schedule 4 to Guarantee and Collateral Agreement

                                                                      Schedule 5

                       LOCATION OF INVENTORY AND EQUIPMENT

            Grantor                             Locations

                Schedule 5 to Guarantee and Collateral Agreement

                                                                     Schedule 6

                        COPYRIGHTS AND COPYRIGHT LICENSES

                           PATENTS AND PATENT LICENSES

                        TRADEMARKS AND TRADEMARK LICENSES

                Schedule 6 to Guarantee and Collateral Agreement

                                                                      Schedule 7

                              EXISTING PRIOR LIENS

                Schedule 7 to Guarantee and Collateral Agreement

                                                                      Annex I to
                                                  Amended and Restated Guarantee
                                                        and Collateral Agreement

            ASSUMPTION AGREEMENT, dated as of ______ __, ____made by ___________________________, a ____________ corporation (the "Additional
Guarantor"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, the Company, the Borrower and certain other Subsidiaries of the Company (other than the Additional Guarantor) have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

            WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee and Collateral Agreement as a "Guarantor" (and thereby a "Grantor") thereunder; and

            WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor (and thereby a Grantor) thereunder with the same force and effect as if originally named therein as a Guarantor (and a Grantor) and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor (and a Grantor) thereunder. The information set forth in Annex I-A hereto is hereby added to the information set

                              Assumption Agreement
forth in Schedules _______________1**** to the Guarantee and Collateral Agreement. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

            2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                          [ADDITIONAL GUARANTOR]

                                          By: ___________________________
                                              Name:
                                              Title:

                              Assumption Agreement

                                                                    Annex I-A to
                                                            Assumption Agreement

                     [Insert information updating schedules, if any]

                              Assumption Agreement

                                                                      EXHIBIT B

                             [FORM OF COMPLIANCE CERTIFICATE]

            This Compliance Certificate is delivered to you pursuant to Section 5.2(6) of the Amended and Restated Credit Agreement, dated as of February 2, 2000, as amended, supplemented or modified from time to time (the "Credit Agreement"), among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware corporation (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

            1. I am the duly elected, qualified and acting [Chief Financial Officer] [Vice President - Finance] of the Borrower.

            2. I have reviewed and am familiar with the contents of this Certificate.

            3. I have reviewed the terms of the Credit Agreement and the other Credit Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

            4. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 6.1, 6.2, 6.5, 6.6, 6.7 and
6.8 of the Credit Agreement.

            IN WITNESS WHEREOF, I execute this Certificate this ___ day of ____ , 200_.

                                    BIRCH TELECOM FINANCE, INC.

                                    By:_________________________
                                       Name:
                                       Title:

                             Compliance Certificate

                                                                   Attachment 1
                                                      to Compliance Certificate

            The information described herein is as of ____________,200_, and pertains to the period from ____________, 200_ to _____________, 200_.

                             Compliance Certificate

                                                                   Attachment 2
                                                      to Compliance Certificate

                        [Set forth Covenant Calculations]

                             Compliance Certificate

                                                                      EXHIBIT C

                          [FORM OF CLOSING CERTIFICATE]

            Pursuant to Section 4.1(f) of the Amended and Restated Credit Agreement dated as of February 2, 2000 as amended, supplemented or modified from time to time (the "Credit Agreement"), among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "Company") hereby certifies as follows:

            1. The representations and warranties of the Company set forth in each of the Credit Documents to which it is a party are true and correct on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

            2. _______________ is the duly elected and qualified Corporate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

            3. No Default or Event of Default has occurred and is continuing as of the date hereof or will have occurred and be continuing after giving effect to the Loans to be made on the Closing Date. [Borrower only]

            4. The conditions precedent set forth in Section 4.1 of the Credit Agreement have been satisfied as of the Closing Date. [Borrower only]

            The undersigned Corporate Secretary of the Company certifies as follows:

            5. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

            6. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

            7. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on _______________; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect

                               Closing Certificate
and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

            8. Attached hereto as Annex 2 is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

            9. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

            10. The following persons are now duty elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Credit Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Credit Documents to which it is a party:

            Name              Office                  Date        Signature
            ----              ------                  ----        ---------

            IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

            By:                                 By:
               ____________________                 __________________________
            Name:                               Name:
            Title:                              Title:

            Date: ______  __, 2000

                               Closing Certificate

                                                                      EXHIBIT D

                           [ASSIGNMENT AND ACCEPTANCE]

            Reference is made to the Amended and Restated Credit Agreement dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            The Assignor identified on Schedule I hereto (the "Assignor") and the Assignee identified on Schedule I hereto (the "Assignee") agree as follows:

            1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Assignment Effective Date (as defined below), the interest described in Schedule I hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule I hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule I hereto.

            2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts

                           Assignment and Acceptance
which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Assignment Effective Date).

            3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(d) of the Credit Agreement.

            4. The effective date of this Assignment and Acceptance shall be the Assignment Effective Date of Assignment described in Schedule I hereto (the "Assignment Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Assignment Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

            5. Upon such acceptance and recording, from and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Assignment Effective Date and to the Assignee for amounts which have accrued subsequent to the Assignment Effective Date] [to the Assignee whether such amounts have accrued prior to the Assignment Effective Date or accrue subsequent to the Assignment Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Assignment Effective Date or with respect to the making of this assignment directly between themselves.]

            6. From and after the Assignment Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Credit Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.


                           Assignment and Acceptance

      7. This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule I hereto.

                                                                     Schedule I
                                                   to Assignment and Acceptance

Name of Assignor:_____________________________

Name of Assignee:_____________________________

Assignment Effective Date:____________________

Credit                 Principal
Facility Assigned      Amount Assigned       Commitment Percentage Assigned(1)
_________________      _______________       _________________________________

                       $______________               _____________%

[Name of Assignee]                           [Name of Assignor]


By:__________________________________        By:_________________________
   Title:                                       Title:

______________________
1 Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders


                           Assignment and Acceptance

Accepted:                                 Consented To:

LEHMAN COMMERCIAL PAPER INC.              [BIRCH TELECOM FINANCE, INC.](2)
  as Administrative Agent
By:_______________________________        By:____________________________
   Title:                                    Title:

                                          DEUTSCHE BANK SECURITIES INC.,
                                            as Syndication Agent
                                          By:____________________________
                                             Title:

                                          [SWINGLINE LENDER](2)

                                          By:____________________________
                                             Title:

                                          [ISSUER LENDER](2)

                                          By:____________________________
                                             Title:

_______________
2 Include if applicable consent is required pursuant to Section 9.6(c) of the Credit Agreement.


                           Assignment and Acceptance

                                                                    EXHIBIT E-1

                                                                    EXHIBIT E-2

                                                                    EXHIBIT E-3

                        [FORM OF LEGAL OPINION OF MILBANK, TWEED,
                                   HADLEY & McCLOY LLP]

                                                      February 2, 2000

To the Administrative Agent and
each of the Lenders party to the
Credit Agreement referred to below:

                             Re: Birch Telecom, Inc.

Ladies and Gentlemen:

            We have acted as special New York counsel to Lehman Commercial Paper Inc. in connection with (i) that certain Amended and Restated Credit Agreement dated as of February 2, 2000 (the "Credit Agreement") among BIRCH TELECOM, INC., a Delaware corporation (the "Company"), BIRCH TELECOM FINANCE, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), providing for, among other things, extensions of credit to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $125,000,000 and (ii) the various agreements and instruments referred to in the next following paragraph. Except where indicated, capitalized terms used in this opinion and not otherwise defined herein shall have the meanings given them by the Credit Agreement. This opinion letter is being delivered pursuant to Section 4.1(f)(iii) of the Credit Agreement.

            In rendering the opinions expressed below, we have examined the Credit Agreement and the Guarantee and Collateral Agreement (collectively, the "Credit Documents"), and have made such examination of laws as we have deemed relevant for the purposes hereof. In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

              Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP

            In rendering the opinions expressed below, we have assumed, with respect to the Credit Documents, that:

            (i) the Credit Documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions expressed below as to the Credit Parties) constitute legal, valid, binding and enforceable obligations of, all of the parties thereto;

            (ii) all signatories to the Credit Documents have been duly authorized; and

            (iii) all of the parties to the Credit Documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform the Credit Documents.

            Based upon and in reliance on the foregoing, and subject to the assumptions and qualifications hereinafter set forth, we are of the opinion that:

            1. Each Credit Document constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            2. The Guarantee and Collateral Agreement is effective to create, in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, a valid security interest under the Uniform Commercial Code as in effect in the State of New York (the "Uniform Commercial Code") in all of the right, title and interest of each Credit Party party thereto in, to and under the Collateral (as defined in the Guarantee and Collateral Agreement) as collateral security for the payment of the Obligations (as so defined).

            3. The security interest referred to in paragraph 2 above in that portion of the Collateral consisting of Pledged Stock (as defined in the Guarantee and Collateral Agreement) represented by certificates in bearer form or in registered form indorsed (as provided in Section 8-102(a)(11) of the Uniform Commercial Code) to the Administrative Agent or in blank by an effective indorsement (as so provided) or registered in the name of the Administrative Agent will, upon the creation of such


              Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP security interest, be perfected by the Administrative Agent taking possession thereof in the State of New York, and such perfected security interest will remain perfected thereafter so long as such certificates are retained by the Administrative Agent in its possession in the State of New York. If such security interest therein is perfected by the Administrative Agent in the manner specified in the immediately preceding sentence for value without notice (within the meaning of Section 8-105 of the Uniform Commercial Code) of any adverse claim (within the meaning of Section 8-102(a)(1) of the Uniform Commercial Code) to the Pledged Stock so represented by certificates, then the Administrative Agent will acquire such security interest free of any adverse claim (as so defined).

            The foregoing opinions are subject to the following comments and qualifications:

            A. The enforceability of Section 9.5 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws restricting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            B. The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            C. Sections 2.1(c), 2.4 and 2.5 of the Guarantee and Collateral Agreement may not be enforceable to the extent that the Obligations (as defined in the Guarantee and Collateral Agreement) are materially modified.

            D. We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
      York) that limit the interest, fees or other charges such Lender may impose, (ii) the penultimate sentence of Section 9.6(b) of the Credit Agreement and (iii) Section 9.12(a) of the Credit Agreement, insofar as such section relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to any of the Credit Documents.

            E. We express no opinion as to the applicability to the obligations of any Credit Party of Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"), Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations.


              Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP

            F. We wish to point out that the obligations of the Credit Parties, and the rights and remedies of the Administrative Agent and the Lenders, under the Guarantee and Collateral Agreement may be subject to possible limitations upon the exercise of remedial or procedural provisions contained in the Guarantee and Collateral Agreement, provided that such limitations do not, in our opinion (but subject to the other comments and qualifications set forth in this opinion letter), make the remedies and procedures that will be afforded to the Administrative Agent and the Lenders inadequate for the practical realization of the substantive benefits purported to be provided to the Administrative Agent and the Lenders by the Guarantee and Collateral Agreement.

            G. With respect to the security interests referred to in paragraph 2 above, (i) such security interest will continue in the relevant Collateral after its sale, exchange or other disposition only to the extent provided in Sections 9-306, 9-307 and 9-308 of the Uniform Commercial Code and (ii) such security interest in Collateral in which any Credit Party acquires rights after the commencement of a case under the Bankruptcy Code in respect of such Credit Party may be limited by Section 552 of the Bankruptcy Code.

            H. With respect to paragraphs 2 and 3 above, we express no opinion as to the creation, perfection or priority of any security interest in (or other lien on) any Collateral (as defined in the Guarantee and Collateral Agreement) (i) to the extent that, pursuant to Section 9-104 of the Uniform Commercial Code, Article 9 of the Uniform Commercial Code does not apply thereto, (ii) consisting of uncertificated securities (as defined in Section 8-102(a)(18) of the Uniform Commercial Code), (iii) consisting of fixtures, timber to be cut or minerals (including oil and gas), (iv) covered by a certificate of title or (v) consisting of the proceeds of a letter of credit.

            I. We wish to point out that the acquisition by any Credit Party after the initial extension of credit under the Credit Agreement of an interest in Property that becomes subject to the Lien of the Guarantee and Collateral Agreement may constitute a voidable preference under Section 547 of the Bankruptcy Code.

            J. We express no opinion as to the existence of, or the right, title or interest of the Credit Parties in, to or under, any of the Collateral (as defined in the Guarantee and Collateral Agreement).

            K. Except as expressly provided in paragraphs 2 and 3 above, we express no opinion as to the creation, perfection or priority of any security interest in, or other Lien on, the Collateral (as defined in the Guarantee and Collateral Agreement).


              Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP

            The foregoing opinions are limited to matters involving the Federal laws of the United States and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction nor do we express any opinion as to the applicability to the transactions under the agreements referred to herein, or the effect upon such transactions, of the Communications Act of 1935, and the rules, regulations and policies of the FCC thereunder.

            At the request of our client, this opinion letter is, pursuant to
Section 4.1(f)(iii) of the Credit Agreement, provided to you by us in our capacity as special New York counsel to LCPI and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                Very truly yours,


WJM/RJW

              Legal Opinion of Milbank, Tweed, Hadley & McCloy LLP

                                                                    EXHIBIT F-1

                               [FORM OF TERM NOTE]

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$___________                                                New York, New York

            FOR VALUE RECEIVED, the undersigned, BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), hereby unconditionally promises to pay to __________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) ___________ ($________) or, if less, (b) the unpaid principal amount of all Term Loans made by the Lender pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Term Loan.

            This Note (a) is one of the Term Notes referred to in the Amended and Restated Credit Agreement dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the

                                   Term Note
security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this
Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement

            NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.6 OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                       BIRCH TELECOM FINANCE, INC.

                                       By:___________________________
                                          Name:
                                          Title:


                                   Term Note

                                                                     Schedule A
                                                                   to Term Note

                   LOANS, CONVERSIONS AND REPAYMENT OF BASE RATE LOANS

------------------------------------------------------------------------------------------------------------------
                                                Amount of      Amount of Base        Unpaid
                                 Amount        Principal of      Rate Loans         Principal
            Amount of Base    Converted to   Base Rate Loans    Converted to       Balance of
    Date      Rate Loans    Base Rate Loans       Repaid      Eurodollar Loans   Base Rate Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                   Term Note

                                                                     Schedule B
                                                                   to Term Note

              LOANS, CONVERSIONS AND REPAYMENT OF EURODOLLAR LOANS

----------------------------------------------------------------------------------------------------------------------
                                             Interest                       Amount of        Unpaid
                              Amount        Period and      Amount of      Eurodollar      Principal
             Amount of     Converted to     Eurodollar     Principal of       Loans        Balance of
             Eurodollar     Eurodollar       Rate with      Eurodollar    Converted to     Eurodollar     Notation
   Date        Loans           Loans      Respect Thereto  Loans Repaid  Base Rate Loans     Loans         Made By
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                                   Term Note

                                                                    EXHIBIT F-2

                         [FORM OF REVOLVING CREDIT NOTE]

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$_____________                                              New York, New York

            FOR VALUE RECEIVED, the undersigned, BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), hereby unconditionally promises to pay to ___________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ___________ ($________), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

            This Note (a) is one of the Revolving Credit Notes referred to in the Amended and Restated Credit Agreement dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a

                             Revolving Credit Note
description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

            Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.6 OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                       BIRCH TELECOM FINANCE, INC.

                                       By:___________________________
                                          Name:
                                          Title:

                             Revolving Credit Note

                                                                     Schedule A
                                                       to Revolving Credit Note

                   LOANS, CONVERSIONS AND REPAYMENT OF BASE RATE LOANS

------------------------------------------------------------------------------------------------------------------
                                                  Amount of      Amount of Base       Unpaid
                                   Amount        Principal of      Rate Loans        Principal
              Amount of Base    Converted to   Base Rate Loans    Converted to      Balance of
    Date        Rate Loans    Base Rate Loans       Repaid      Eurodollar Loans  Base Rate Loans  Notation Made By
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------


                             Revolving Credit Note

                                                                     Schedule B
                                                       to Revolving Credit Note

              LOANS, CONVERSIONS AND REPAYMENT OF EURODOLLAR LOANS

----------------------------------------------------------------------------------------------------------------------
                                             Interest                       Amount of        Unpaid
                              Amount        Period and      Amount of      Eurodollar      Principal
             Amount of     Converted to     Eurodollar     Principal of       Loans        Balance of
             Eurodollar     Eurodollar       Rate with      Eurodollar    Converted to     Eurodollar     Notation
   Date        Loans           Loans      Respect Thereto  Loans Repaid  Base Rate Loans     Loans         Made By
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


                             Revolving Credit Note

                                                                    EXHIBIT F-3

                            [FORM OF SWING LINE NOTE]

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$___________                                                New York, New York

            FOR VALUE RECEIVED, BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), hereby unconditionally promises to pay to ___________ (the "Swing Line Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ___________ ($________), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to Section 2.6 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

            The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.

            This Note (a) is the Swing Line Note referred to in the Amended and Restated Credit Agreement dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Credit Documents. Reference is hereby made to the Credit Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

                                 Swing Line Note

            Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

            All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

            Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            NOTWITHSTANDING ANYTHING TO TIRE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 9.6 OF THE CREDIT AGREEMENT.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

                                       BIRCH TELECOM FINANCE, INC.

                                       By:___________________________
                                          Name:
                                          Title:


                                Swing Line Note

                                                                     Schedule A
                                                             to Swing Line Note

                   LOANS, CONVERSIONS AND REPAYMENT OF BASE RATE LOANS
`
----------------------------------------------------------------------------------------------
                                    Amount of Principal    Unpaid Principal
                    Amount of       of Swing Line Loans    Balance of Swing    Notation Made
     Date        Swing Line Loans          Repaid             Line Loans            By
----------------------------------------------------------------------------------------------
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


                                Swing Line Note

                                                                       EXHIBIT G

                      [FORM OF NON-U.S. LENDER CERTIFICATE]

            Reference is made to the Amended and Restated Credit Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

            _____________ (the "Non-U.S. Lender") is providing this certificate pursuant to Section 2.20(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

            1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate;

            2. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

            (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

            (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

            3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

                          Non-U.S. Lender Certificate

            4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

            IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                       [NAME OF NON-U.S. LENDER]

                                       By:___________________________
                                          Name:
                                          Title:
Date: ________________


                          Non-U.S. Lender Certificate

                                                                      EXHIBIT H

                            [FORM OF LENDER ADDENDUM]


            Reference is made to the Amended and Restated Credit Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 9.16 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule I hereto, effective as of the Closing Date.

            THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                                Lender Addendum

            IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of February, 2000.

                                       [NAME OF LENDER]

                                       By:___________________________
                                          Name:
                                          Title:

Accepted and agreed:

BIRCH TELECOM FINANCE, INC.

By:___________________________
   Name:
   Title:

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:___________________________
   Name:
   Title:


                                Lender Addendum

                                                                     Schedule I
                                                                             to
                                                                Lender Addendum

Name of Lender    Revolving Credit Commitment         Term Loan Commitment
--------------    ---------------------------         --------------------

                                                                       EXHIBIT I

                           FORM OF NOTICE OF BORROWING

                                                                  [DATE]

Lehman Commercial Paper Inc.,
  as Administrative Agent for the
  Lenders party to the Credit Agreement
  referred to below

Ladies and Gentlemen:

            The undersigned refers to the Amended and Restated Credit Agreement, dated as of February 2, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among BIRCH TELECOM, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Company"), BIRCH TELECOM FINANCE, INC., a corporation duly organized and validly existing under the law of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "Administrative Agent"), and hereby gives you irrevocable notice, pursuant to Section [2.2/2.5] of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section [2.2/2.5] of the Credit Agreement:

            (i) The requested Borrowing Date of the Proposed Borrowing is __________, ____.1

            (ii) The aggregate principal amount of the Proposed Borrowing is $_______.

            (iii) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Loans.]

            [(iv) The initial Interest Period for the Proposed Borrowing is ______ months.]2

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

--------------------
1 A notice of Borrowing must be given no later than 12:00 Noon (New York City time) one Business Day prior to the Proposed Borrowing in the case of a Base Rate Borrowing and no later than 12:00 noon (New York City time) three Business Days prior to the date of the Proposed Borrowing in the case of a Eurodollar Borrowing.

2     To be included for a Proposed Borrowing of Eurodollar Loans.

                               Notice of Borrowing

      (A) the representations and warranties contained in the Credit Agreement or the other Credit Documents are and will be true and correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date; and

      (B) no Default or Event of Default has occurred and is continuing, or would result from the Proposed Borrowing or from the application of the proceeds thereof.

                                Very truly yours,

                                    BIRCH TELECOM FINANCE, INC.

                                    By_______________________________
                                       Name:
                                       Title:


                               Notice of Borrowing